SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [X]

     PRE-EFFECTIVE AMENDMENT NO. ___                                 [ ]


     POST-EFFECTIVE AMENDMENT NO. 40                                 [x]


                                FILE NO. 2-21600

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     AMENDMENT NO. 26                                                [x]


                               FILE NO. 811-1209

                    BRIDGES INVESTMENT FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

256 DURHAM PLAZA, 8401 WEST DODGE ROAD, OMAHA, NEBRASKA 68114
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      402-397-4700

EDSON L. BRIDGES II, 256 DURHAM PLAZA, 8401 WEST DODGE ROAD, OMAHA, NE 68114
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING                      N/A

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK
 APPROPRIATE BOX)

     [ ]   IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)
     [ ]   ON (DATE) PURSUANT TO PARAGRAPH (B)
     [X]   60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)
     [ ]   ON (DATE) PURSUANT TO PARAGRAPH (A)(1)
     [ ]   75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)
     [ ]   ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

     [ ]   THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

TITLE OF SECURITIES BEING REGISTERED:  CAPITAL STOCK

                                Front Cover Page
                                    Part A:

INFORMATION REQUIRED IN A PROSPECTUS
__________________________________________________________________________
PROSPECTUS                  Bridges Investment Fund, Inc.
                            CAPITAL STOCK
February 19, 1999             8401 West Dodge Road
                             Omaha, Nebraska   68114
                                    402-397-4700
__________________________________________________________________________
Investment Objectives
      The  primary  investment  objective  of  the  Fund  is  long-term  capital
appreciation.   The  development of  a  modest amount  of  current income  is  a secondary investment objective.

Portfolio Investments
      The Fund intends to achieve its investment objectives through the ownership of common stocks, securities convertible into common stocks, and fixed income securities. Non-convertible fixed income securities may not account for more than 40% of the market value of the Fund's portfolio.

Purchase Price
      Shares of capital stock are offered to the public by the Fund at the next determined Net Asset Value which varies with the changes in the market value of the Fund's portfolio.

No Selling Commissions
      The Fund receives the full amount paid by you when you purchase Fund shares since there are no underwriting discounts or selling charges paid to anyone.

Redemption Price
      Shares of capital stock of the Fund are redeemed at current Net Asset Value next determined, which varies with the changes in market value of securities owned.

Investment Adviser
      The investment adviser to and the manager for the Fund is Bridges Investment Counsel, Inc., 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.


      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Bridges Investment Fund, Inc.             2            February 19, 1999
  Prospectus -- Part A



                              RISK/RETURN SUMMARY

     The following is a summary. You should read the rest of the Prospectus along with this summary.

The Fund's Investment Objectives

     The Fund is an open-end diversified investment company, which has operated since July 1, 1963. As a growth and income find, the Fund's primary investment objective is long-term capital growth, with a secondary objective of generation of a moderate amount of investment income.


The Principal Investment Strategies of the Fund

     The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of common stocks and convertible securities which Fund management believes offers the potential for increased earnings and dividends over time. Normally, such equity securities will represent 60% or more of the Fund's assets.

     In addition, to generate current income, the Fund may acquire investment grade corporate bonds, debentures, U.S. treasury bonds and notes, and preferred stocks. Normally, such fixed income securities will not constitute more than 40% of the Fund's portfolio.


Principal Risks and Returns from Investing in the Fund

     The value of the Fund's investments will vary from day to day, and will reflect to some degree general market conditions, interest rates and national and global political and economic conditions. The Fund's performance will also be affected by the earnings of companies it invests in, as well as changes in market expectations of such earnings. In the short-term, stock prices, and the value of the Fund, can fluctuate significantly in responses to these factors. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

     There is no assurance the Fund will achieve its investment objectives. The Fund's investments in fixed income securities tend to reduce the Fund's investment performance during periods of strong market price appreciation, although it should also cushion Fund losses during periods of declining stock prices. The value of fixed income securities may decline in periods of increasing interest rates.

     The potential returns from ownership of Fund shares will come from common stocks selected for dynamic earnings growth consistently earned over a long period of time.


Bridges Investment Fund, Inc.            3             February 19, 1999
  Prospectus -- Part A



                            PAST PERFORMANCE OF FUND

     Mutual fund performance is commonly measured as total return. The total returns shown below are based on historical results of the Fund and do not reflect the effect of taxes.




Performance history depicted in a bar graph is as follows:


Year         % Return

1989         22.48%

1990          1.81%

1991         21.01%

1992          6.03%

1993          6.29%

1994          0.30%

1995         30.96%

1996         18.06%

1997         22.33%

1998         27.48%



Average Annual Total           Past One   Past      Past Ten
       Returns                 Year       Five      Years
(for the periods ending                   Years
 December 31, 1998)

Bridges Investment Fund, Inc.  27.48%     19.32%    15.19%

S & P 500                      28.52%     24.02%    19.16%







     The Fund's highest and lowest returns for a calendar quarter during the past ten years are a return of 18.42% for the 4th Quarter 1998, and _8.83% for the 3rd Quarter 1990.

     Total Return is the change in value of an investment over a given period, assuming reinvestment over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.


Bridges Investment Fund, Inc.              4            February 19, 1999
  Prospectus -- Part A



                         FEES AND EXPENSES OF THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


     Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                    None

Maximum Deferred Sales Charge (Load)                                None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends
     and other Distributions                                        None

Redemption Fee                                                      None


Reinvestment of Cash Distributions Transaction Fee: $1.05 per transaction, four transactions per year for dividend payments, and one transaction per year for capital gains distributions, if any.

Annual Fund Operating Expenses
    (expenses that are deducted from Fund assets)

      Management Fees                                                     0.50%

      Other Expenses                                                      0.27%

        Audit and Custodian Services                          0.09%

        Bookkeeping, Dividend and Transfer Agent Services,
           Computer Programming, Printing and Supplies        0.10%

        Insurance, Licenses, Taxes and Other                  0.08%

    Total Fund Operating Expenses                                         0.77%


Example

      This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example  assumes that  you invest  $10,000 in  the Fund  for the  time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Bridges Investment Fund, Inc.            5              February 19, 1999
  Prospectus -- Part A



1 year             3 years           5 years           10 years

$ 120            $ 380             $ 650             $1,400

      You would pay the following expenses if you did not redeem your shares:

1 year             3 years           5 years           10 years

$ 120             $ 380             $ 650             $1,400


      The expenses in the hypothetical example are calculated for the most recent fiscal year for the Fund (except where an expense has changed for the current fiscal year in which case the present cost is reflected in the estimated costs). The expenses show both the amounts paid in the Fund's financial statements and the costs paid by the shareholder.

          This hypothetical example assumes that all dividends and distributions are reinvested. An investor who does not reinvest these distributions would save approximately $4 per year in transaction fees under the calculations shown in the table above. You should not consider the estimates shown in the hypothetical example above as a representation of past or future expenses. Actual expenses may be greater or lesser than the amounts shown.


Bridges Investment Fund, Inc.             6             February 19, 1999
  Prospectus -- Part A



                             FINANCIAL HIGHLIGHTS*<F1>
                        For the Years Ended December 31

      The financial highlights table is intended to help you understand the Fund's financial performance for the past 10 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The per share income and capital changes for the year ended December 31, 1998 have been audited by KPMG Peat Marwick LLP. The report of KPMG Peat Marwick LLP for the year ended December 31, 1998, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.



                 1998   1997   1996   1995   1994   1993   1992   1991    1990   1989

Net Asset
Value,
Beginning of
Period          $29.02 $24.56 $21.54 $17.10 $17.80 $17.51 $17.30 $15.15 $15.97  $14.07


Income from
Investment
Operations

Net
Investment
Income            $.44  $ .51   $.55   $.58   $.59   $.61   $.63   $.66   $.67    $.67

Net  Gains  or
(Losses)
 on Securities
(both)
 realized and
 unrealized)     $7.36  $4.77  $3.26   $4.63  $(.52)  $.46   $.37  $2.44  $(.39)  $2.44

  Total From
  Investment
  Operations     $7.80  $5.28  $3.83   $5.21   $.07  $1.07   $1.00  $3.10  $.28   $3.11


Less
Distributions
 Dividends
from net
investment
income           $(.44)  $(.51)  $(.55) $(.58) $(.59) $(.61) $(.63) $(.66) $(.67) $(.67)

Distributions
from capital
gains            $(2.12) $(.31)  $(.26) $(.19) $(.18) $(.17) $(.16) $(.29) $(.43) $(.54)

  Total
Distributions   $(2.56)  $(.82)  $(.81) $(.77) $(.77) $(.78) $(.79) $(.95) $(1.10) $(1.21)

Net Asset
Value, End
 of Period      $34.26   $29.02  $24.56 $21.54  $17.10 $17.80 $17.51 $17.30 $15.15  $15.97

 Total Return   27.48%   22.33%  18.06%  30.96%  0.30%  6.29%  6.03%  21.01%  1.81% 22.48%


Ratios/Supplemental
 Data

Net Assets, End
of Period (in
thousands)    $48,433 $36,648 $29,249 $24,052 $18,096 $17,991 $17,007 $14,375 $11,283 $10,895
   )
Ratio of
Expenses to
 Average Net
 Assets**
  <F2>         0.77%    0.81%    0.87%   0.89%   0.90%   0.90%   0.94%   0.98%   0.99%   0.99%

Ratio  of  Net
Inc. to Avg.
Net Assets     1.37%    2.64%    3.23%   3.80%   4.25%   4.32%   4.57%   4.91%   5.28%  4.29%

Portfolio
Turnover Rate    24%       8%       8%      7%     10%     11%     7%      28%     26%   27%
 Rate

<F1> *Per share  income and capital  change data  is computed  using the weighted average number of shares outstanding method.
<F2> **Average net asset data is computed using monthly net asset value figures


     The total annual return from the investment policies and strategies employed for the Fund's portfolio ranged from a high of 30.46% in 1995 to a low of 0.39% in 1994. The Fund has achieved 21 straight years of positive total annual returns from December 31, 1977 through December 31, 1998.



Bridges Investment Fund, Inc.               7            February 19, 1999
  Prospectus -- Part A



                       INVESTMENT OBJECTIVES AND POLICIES

History

      The Fund was organized as an open-end investment company under the laws of Nebraska on March 20, 1963. The Fund commenced investment operations on July 1, 1963, and shares of Capital Stock were first sold to the general public on December 7, 1963. The Fund has conducted its business continuously since such time.

      The Fund was created primarily for the purpose of extending the services of the investment management firm of Bridges Investment Counsel, Inc. to investors whose funds are too small to permit economical administration as separate accounts. By acquiring shares of the Fund, investors with smaller accounts obtain securities diversification and continuous investment supervision, although an investment in the Fund does not remove the market risk inherently involved in making securities investments.

Investment Objectives and Policies

      The primary investment objective of the Fund is long-term capital appreciation. In pursuit of such objective, the Fund invests primarily in common stocks and securities convertible into common stocks, with the market value of these securities normally representing 60% or more of the total value of the Fund's assets. The selection of common stocks and convertible securities will emphasize companies which, in the opinion of the Fund's management, offer opportunities for increased earnings and dividends. However, the Fund may also invest in common stocks which may be cyclically depressed or undervalued, and, therefore, may offer potential for capital appreciation.

      The generation of a moderate amount of current income is a secondary investment objective of the Fund. To help meet this objective, the Fund may acquire investment grade corporate bonds, debentures, U.S. treasury bonds and notes, and preferred stocks, provided not more than 40% of the value of Fund assets are maintained in these types of fixed income securities. Investment grade corporate bonds and preferred stocks must carry, at the time of purchase, a Moody's Investor Service rating of Baa or higher or a Standard & Poor's Corporation rating of BBB or higher. The purchase of investment grade bonds, debentures, and preferred stocks may also provide a source of funds for future purchases of equity securities by the Fund.

      The Fund may purchase investments in securities of foreign issuers, provided that the market value of such securities will not exceed 10% of the Fund's total assets, and such securities are traded as American Depository Receipts.

Bridges Investment Fund, Inc.          8               February 19, 1999
  Prospectus -- Part A



      For speculative capital gain purposes, the Fund may purchase bonds, debentures, and preferred stocks that carry high yields and balance sheet risk or which have one or more interest or dividend payments in arrears, provided that the Fund intends to limit its investments in such lower quality debt securities (sometimes called "junk bonds") to no more than 5% of its assets. The Fund may purchase corporate bonds and preferred stocks with ratings below Moody's Baa and Standard & Poor's Corporation BBB and some non-rated securities in order to earn above average current income returns, provided the market value of these assets at the time of purchase is included within the 5% total assets limit for "junk bonds".

     Convertible debentures and convertible preferred stocks are usually classified below investment grade ratings for fixed income securities. For the purpose of managing the Fund's portfolio within the investment policy guidelines, these convertible securities are accorded the status of equities, and not considered to be fixed income securities. Accordingly, these assets do not fall within the 40% and 5% of total assets restrictions for fixed income securities.

      Under unusual economic or financial market circumstances, the Fund may maintain a substantial part or all of its assets in cash or U.S. government securities for temporary defensive purposes. The Fund may maintain positions in U.S. Government securities for as long as such unusual market conditions exist, and the amounts of these Treasury securities will be excluded from the limitation that not more than 40% of Fund assets are to be invested in fixed income securities.

      The foregoing policies as to investments may be altered by the Fund's Board of Directors; however, they will not be changed without prior written notice to Fund shareholders in a supplement to the Prospectus, or at such time as the next annual revisions to the Prospectus become effective.

      In addition to the investment objectives and policies disclosed above, the Fund adheres to certain other investment policy and selection restrictions which are set forth in the Statement of Additional Information.

      You should be aware that the value of the Fund's investments will vary from day to day, based on various factors including earnings performance of companies in which the Fund invests, as well as general market conditions, interest rates and national and global political and economic conditions. You should also recognize that there is an inverse relationship between bond prices and interest rates: higher interest rates could cause lower bond prices, and lower interest rates could result in higher bond prices, with the most significant impact of interest rate changes on the very long maturity issues.

      With respect to the Fund's investment in U.S. Treasury securities for temporary defensive purposes, you should anticipate that these defensive actions may result in less than 60% of Fund assets to be held in common stocks and other equity securities and that such temporary defensive actions may be taken prior to the development of the expected adverse market circumstances. Subsequent


Bridges Investment Fund, Inc.              9             February 19, 1999
  Prospectus -- Part A




events in the market may or may not vindicate the judgment of the investment manager to establish the temporary defensive positions in U.S. government securities, and the failure of anticipated market conditions to occur may cause temporary defensive positions to be held for unanticipated, long intervals of time.


                             MANAGEMENT OF THE FUND

Governance

      The Board of Directors of the Fund is responsible for general governance of the Fund. In particular, the Board establishes contractual relationships and maintains oversight of the investment manager, the custodian bank and transfer agent, insurance coverage, certified public accountants, and legal representation for the Fund. In addition, the Board of Directors oversees compliance with federal and state regulations, and maintaining the Fund's position as a regulated open-end investment management company under tax laws. The Board is also responsible for attracting interested and qualified individuals to serve as representatives for the shareholders. Board members carry broad perspectives beyond the fields of finance and investments, and provide insight and guidance for the general business policy of the Fund through the Audit Committee, Executive Committee, and regular quarterly Board of Directors meetings.

Investment Adviser

      Bridges Investment Counsel, Inc., 8401 West Dodge Road, Omaha, Nebraska 68114, acts as manager and investment adviser under a contract with the Fund. In addition to furnishing continuing investment supervision for the Fund, the investment adviser provides office space, facilities, equipment, and personnel for managing the assets of the Fund. Further, the investment adviser pays the costs of maintaining the registration of shares of the Fund under federal and applicable state securities laws.

      Bridges Investment Counsel, Inc. is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Firm and its predecessors have acted continuously as professional investment advisers and managers since early 1945. The firm renders portfolio investment securities advice to individuals, personal trusts, pension and profit sharing accounts, IRA rollovers, charitable organizations and foundations, corporations and other account classifications and, as of the last quarter of 1998, managed assets in excess of $1.14 billion. Bridges Investment Counsel, Inc. also provides hourly consulting advice concerning alternative investment matters on a limited basis, as well as consulting services for non-portfolio securities matters such as estate and financial planning and general business administration projects. Bridges Investment Counsel, Inc. has a management agreement to operate Provident Trust Company, a Nebraska trust company responsible for $488 million in trust customer assets at December 31, 1998.


Bridges Investment Fund, Inc.            10                 February 19, 1999
  Prospectus -- Part A


Portfolio Managers

      Mr. Edson L. Bridges III, President of the Fund and Executive Vice President-Investments of Bridges Investment Counsel, Inc. is the person primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Bridges III has more than 14 years' experience with the Fund's portfolio.

      Mr. Edson L. Bridges II, Chairman and Chief Executive Officer of the Fund, is the back-up person for the day-to-day operation of the Fund's portfolio. Mr. Bridges II has more than 35 years of experience in managing the Fund's investment portfolio.

      Investment selections made by Bridges Investment Counsel, Inc. for the Fund are predicated upon research into general economic trends, studies of financial markets, and industry and company analyses. The firm obtains its security analysis information from several financial research organizations which restrict the release of their reports primarily to institutional users such as banks, insurance companies, investment counselors, and trust companies.

Advisory Fees

      Under its advisory agreement with the Fund, Bridges Investment Counsel, Inc. furnishes continuous investment supervision to the Fund for a quarterly fee of 1/8 of 1% of the average Net Asset Value of the Fund, as determined by appraisals at the close of each month in the quarterly period. This total annual fee of 1/2 of 1% of the Fund's Net Assets as determined above is the only compensation received by Bridges Investment Counsel, Inc. from the Fund. The Fund paid $209,938 to Bridges Investment Counsel, Inc. for its services as investment adviser during the fiscal year ending December 31, 1998.

      The Fund pays the charges of the custodian, dividend disbursing and transfer agent, fees of auditors and legal counsel, and the fees of the investment adviser as described earlier. The Fund also incurs other expenses such as bookkeeping, publication of notices and reports to shareholders, printing and mailing of stock certificates, and miscellaneous taxes. However, total annual expenses of the Fund, exclusive of taxes but including fees paid to the investment adviser, are limited to 1 1/2% of average net assets, and Bridges Investment Counsel, Inc. agrees to reimburse the Fund for expenditures in excess of such amount. During 1998, there were no reimbursed expenses paid under this contract arrangement and expense limitation.

Custodian

      First National Bank of Omaha, Nebraska, One First National Center, 1620 Dodge Street, Omaha, Nebraska, acts as Custodian for the Fund. The Bank holds


Bridges Investment Fund, Inc.           11               February 19, 1999
  Prospectus -- Part A


all securities and cash of the Fund, receives and pays for securities purchased upon delivery of the assets, delivers against payment from brokers for securities sold, receives and collects income from investments. The Bank does not exercise any supervisory function in management matters such as the purchase and sale of portfolio securities.

Dividend Disbursing and Transfer Agent

      Bridges Investor Services, Inc., 8401 West Dodge Road, Omaha, Nebraska, acts as Dividend Disbursing and Transfer Agent for the Fund. Services handles the transactions for all capital stock issued by the Fund and for all redemptions of Fund shares. Services processes all reinvestment and scheduled investment transactions, and is responsible for issuing Form 1099 information to shareholders each year.


                          FUND SHAREHOLDER INFORMATION

Capital Structure of Fund

     The Fund's capital structure consists of 3,000,000 authorized shares (par value of one dollar per share). Fund shares have equal rights as to voting, redemption, dividends, and liquidation, with cumulative voting for the election of directors. The shares are redeemable on written demand of the holder and are transferable. The shares have no preemptive or conversion rights and are not subject to assessment. Fractional shares have the same rights proportionately as full shares, except they do not carry the right to vote.




Purchase of Fund Shares

     Net Asset Value -- Shares of the Fund are sold directly to investors by the Fund at the next determined Net Asset Value.

     The Net Asset Value of a share of the Fund at any specific time is obtained by dividing the value of the net assets of the Fund by the total number of shares outstanding at such time. The calculation of Net Asset Value includes the daily accrual of income and expenses. Expenses are estimated at a daily accrual rate, and this daily accrual rate is adjusted to costs on a monthly or quarterly basis if the daily accrual rate is above or below actual costs when such costs become known.

     Securities traded on stock exchanges will ordinarily be valued on the basis of the last sales price on the date of valuation, or lacking any sales, at the closing bid on such day on the principal trading exchange or market. Other securities will be valued at the closing bid price. Short-term securities such as Treasury Bills with under a 60-day maturity are valued at the purchase price, and the income from the discount is reflected as accrued income on a daily basis. However, if the Board of Directors determines that such methods of



Bridges Investment Fund, Inc.              12            February 19, 1999
  Prospectus -- Part A




valuation do not properly reflect the true market value at such time, it may substitute such other method as, in its judgment, more nearly reflects such true market value, except that in no case shall its alternate method result in a price below the closing bid price or in excess of the closing asked price. Securities and other assets for which no market quotations are readily available will be valued at their fair value as determined in good faith by the Board of Directors.

     Subscription Order Form -- The Stock Subscription and Plan Order Form will be sent with this Prospectus, or it may be obtained from the offices of the Fund at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. The completed order form and check payable to the Fund should be sent to the above address.

     If the order form is received prior to the close of the New York Stock Exchange on any day from Monday through Friday on which the Exchange is open for trading, the Net Asset Value is determined as of the close of trading on that day. If the order form is received after the close of the New York Stock Exchange, the Net Asset Value is determined as of the close of trading upon the New York Stock Exchange on the next succeeding day on which such Exchange is open for trading.

     All order forms are subject to acceptance by authorized officers of the Fund in Omaha and are not binding until so accepted. It is the policy of the Fund not to accept orders for stock under circumstances or in amounts considered to be disadvantageous to existing shareholders.

     You may purchase shares in the Fund under several plans designed to meet the needs of various types of investors.

     Unscheduled Investments _ As an investor, you may purchase shares of the Fund at such times and in such amounts as you desire. However, the Board of Directors of the Fund has established a minimum of $500 for each unscheduled investment in shares of the Fund for initial and subsequent commitments. If you wish to buy stock in this manner, you should fill out Part I of the Stock Subscription and Plan Order Form and mail it with a check to the Fund.

     The dividends and capital gains distributions, if any, on capital stock purchased under this plan will be distributed to you. However, if you desire to reinvest your dividends or capital gains distributions, or both, you should consider the Fund's Reinvestment of Cash Distributions Plan.

     Shares purchased under this Plan are entered on the stock transfer records maintained by Bridges Investor Services, Inc. Certificates for full shares will be delivered to you at your direction or request. Fractional shares are held on the books of the Transfer Agent. These fractional shares have full dividend and redemption rights, but do not have voting rights.

     Reinvestment of Cash Distributions Plan -- For the convenience of Fund shareholders who desire to have their dividends or capital gains distributions, or both, reinvested in additional shares, arrangements have been made with


Bridges Investment Fund, Inc.             13            February 19, 1999
  Prospectus -- Part A



Bridges  Investor  Services,  Inc.   to  act  as  their   agent  to  make   such
reinvestments.   The  Fund shareholder  should  fill in  Part  II of  the  Stock
Subscription and Plan Order Form and send it to the Fund.

     Certificates for shares purchased under this Plan are not issued, but are entered on the stock transfer records kept by Bridges Investor Services, Inc. These shares carry full rights as to voting, redemption, and dividends, except that fractional shares carry no voting rights. Certificates for full shares will be delivered to you at your request. An investor starting a Reinvestment of Cash Distributions Plan may turn in certificates for shares already owned, and, thereafter, Bridges Investor Services, Inc. will hold such shares in the Plan Account.

     You may terminate this Plan at any time without penalty, and Bridges Investor Services, Inc. will forward to you certificates for your shares and a check for the redemption price of any fractional share. Dividends and capital gains distributions, if any, will be paid thereafter to you in cash as an unscheduled investor.

     Bridges Investor Services, Inc. will deduct from your account a service charge of $1.05 for each reinvestment of cash distribution. A reinvestment of a combined dividend and capital gains distribution will be considered as one reinvestment.

     Reinvestment of cash distributions will be made at the Net Asset Value per share which is in effect on the dividend payment date.

     Scheduled Investments Plan_ If you wish to purchase shares of the Fund at regular intervals, you may do so through the Fund's Scheduled Investments Plan. Bridges Investor Services, Inc. will accept periodic payments from you and will buy shares of the Fund on your behalf. The usefulness of this Scheduled Investments Plan is to assist you in organizing regular payments of uniform amounts to the Fund to build your position in the Fund over a long period of time.

     To start such a Plan, you should fill out Part III of the Stock Subscription and Plan Order Form and mail it with your initial qualification investment to the Fund. Your initial qualification investment must be at least $500. However, if you already own shares of the Fund with a current minimum Net Asset Value of at least $500, you may request a reclassification of these shares to a Scheduled Investment Plan with the Order Form as your initial qualification investment for the Plan.

     You must specify on the Order Form whether you intend to make monthly, bi-monthly, or quarterly payments and the amount of your payments. You may omit a payment or send more or less than the specified amount so long as each of your payments is at least $200. All of these payments should be sent directly to the offices of the Fund. Under this Plan, you must invest a total of at least $800 within a period of twelve months after your qualification investment and in each twelve-month period thereafter.


Bridges Investment Counsel, Inc.        14              February 19, 1999
  Prospectus -- Part A



     If a Scheduled Investments Plan payment is received by Bridges Investor Services, Inc. prior to the close of the New York Stock Exchange on any day from Monday through Friday on which the Exchange is open for trading, the payment will be subscribed on the date it is received to purchase shares of the Fund at the next determined price. If such payment is received after the close of the New York Stock Exchange, the payment will be subscribed on the next succeeding day on which the Exchange is open for trading.

     Shares purchased under this Plan are entered on the stock transfer records maintained by Bridges Investor Services, Inc. Certificates for full shares are delivered to you at your request. Shares held under the Plan have full dividend, voting, and redemption rights, except that fractional shares do not have voting rights.

     All dividends and capital gains distributions held in a Scheduled Investments Plan account are automatically reinvested in additional shares of the Fund at the Net Asset Value in effect on the dividend payment dates. Bridges Investor Services, Inc., as agent for the investor, will deduct a service charge of $1.05 from each cash distribution after which the balance is then reinvested in shares of the Fund.

     In addition, Bridges Investor Services, Inc. will deduct a service charge of $1.05 from each payment made to it under this Plan other than the $500 qualification payment. Following each scheduled payment, Bridges Investor Services, Inc. will mail an Advice Slip to you acknowledging the purchase of shares.

      You may terminate this Plan at any time without penalty, and Bridges Investor Services, Inc. will forward to you certificates for your shares and a check for the redemption price of any fractional share. Dividends and capital gains distributions, if any, will be paid thereafter to you in cash as an unscheduled investment.

      Accumulation of shares under the Fund's Scheduled Investments Plan does not assure you a profit, nor does it protect you against any loss due to declines in the market value of the Fund's investments.


Redemption of Fund Shares

      As a shareholder of the Fund, you may at any time, except as specified below, redeem your stock by delivering your properly endorsed stock certificates to the Fund at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska. If you are a shareholder in a Plan Account, you must send the Fund a written notification requesting that part or all of your stock be redeemed.

      The redemption  price  is  the  next determined  Net  Asset  Value.    The
redemption price may be above or below your cost, depending on the market value of the Fund's portfolio securities at the time of the redemption.


Bridges Investment Fund, Inc.            15                February 19, 1999
  Prospectus -- Part A




      If a certificate or a written notification is received in good form prior to the close of the New York Stock Exchange on any day from Monday through Friday on which the New York Stock Exchange is open for trading, the Net Asset Value is determined as of the close of trading on that day. If a certificate or a written notification is received in good form at any other time, the Net Asset Value is determined as of the close of trading upon the New York Stock Exchange on the next succeeding day on which it is open for trading.

      All certificates presented for redemption or requests for liquidation of uncertificated shares held under Plan Accounts must be duly endorsed or accompanied by a duly executed separate assignment, with signature(s) guaranteed by either a financial or banking institution whose deposits are insured by the Federal Deposit Insurance Corporation or by a brokerage firm which is a member of any exchange as defined in the fidelity insuring bond carried by the Fund with ICI Mutual Insurance Company. The signature(s) should be in the name(s) of the stockholder as shown on the stock transfer records which are maintained for the Fund by Bridges Investor Services, Inc. The signature guarantee must be obtained in each instance of a redemption for both certificated and uncertificated shares. The Fund and its Transfer Agent will also recognize guarantors that participate in the Securities Transfer Agents Medallion Program (STAMP).

      Payment for shares redeemed will be made within seven days after request in good order for redemption and tender of shares has been made. Redemption privileges and payments may, however, be suspended during periods when the New York Stock Exchange is closed (other than weekends and holiday closings) or trading thereon is restricted, or for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund. The Securities and Exchange Commission shall determine when trading on the New York Stock Exchange is restricted and when an emergency exists.

      The Fund has no procedure whereby you can purchase or sell your Fund shares through a broker dealer. The Fund is not permitted to redeem shares involuntarily in accounts below a certain number or value of shares. The Fund will honor all properly documented requests for redemption irrespective of the length of time you have maintained your account with the Fund.

      Inquiries -- Shareholder inquiries for information or assistance in handling administrative matters should be directed to Mrs. Nancy K. Dodge, Treasurer, Bridges Investment Fund, Inc., 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. Mrs. Dodge may also be reached by telephone at 1-402-397-4701 (extension 229), or at e-mail address ndodge@bridgesinv.com.


Bridges Investment Fund, Inc.           16             February 19, 1999
  Prospectus -- Part A




Fund Dividend Policy

      The Fund  will distribute  to shareholders  substantially all  of the  net income and net capital gains, if any, realized from the sale of securities. Dividends will be paid on or about the 25th day of January, April, July, and October. Shareholders will be advised as to the source or sources of each distribution. A year-end payment of capital gains, if any amounts are earned between November 1 and October 31 in any given year, will be paid on or before December 31st to meet a special requirement of the Tax Reform Act of 1986. The Fund must declare a dividend amount payable before January 31 of the next year on December 31 in order to remit at least 98% of the net investment income for the calendar year to comply with the provisions of the 1986 Act. The investment return will depend upon and vary with changes in interest rates, dividend yields, investment selections of the Fund, and many other unpredictable factors.

Year 2000

      Like other mutual funds, financial and business organizations and individuals, the Fund could be adversely affected if the computer systems used by its investment adviser, the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data on and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem". Virtually all operations of the Fund are computer reliant. The investment adviser, administrator, transfer agent and custodian have informed the Fund that they are actively taking steps to address the Year
2000 Problem with regard to their respective computer systems. The Fund believes that it has made considerable progress concerning operational readiness for the Year 2000, including development of new custom software which has been completed and tested for transfer agency and dividend disbursing functions.

      The Fund is also taking measures to obtain assurances that comparable steps are being taken by the Fund's other significant service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved. There can, of course, be no assurance of success by the Fund's service providers. The Fund's preparation activities for 1999 will focus on development and refinement of contingency plans for failures from vendors for usual and customary services to the investment manager and Fund. In addition, because the Year 2000 Problem affects virtually all organizations, the companies or entities in which the Fund invests also could be adversely impacted by the Year 2000 Problem. The extent of such impact cannot be predicted. The Fund is undertaking an assessment of the state of readiness for the Year 2000 by companies in which the Fund invests.


Bridges Investment Fund, Inc.                17          February 19, 1999
  Prospectus -- Part A




Taxation Consequences

     The following discussion of taxes is for general information only. You should consult with your own tax advisor about the particular federal, state and local tax consequences to you of investing in the Fund.

      The Fund has complied with special provisions of the Internal Revenue Code pertaining to investment companies so that the Fund will not pay federal income taxes on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive. As a shareholder, you are subject to federal income tax on distribution of investment income and on short-term capital gains which are treated as ordinary income. However, payments designated as capital gain distributions (defined as the excess of net long-term capital gains over net short-term capital losses) are taxable to you as long-term capital gains irrespective of the length of time you have held your stock in the Fund. You will generally be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares.

      As with all mutual funds, the Fund will be required to withhold 31% of taxable distributions payable to you for payment of federal income taxes unless the Fund receives from you a Form W-9 election to request that the 31% amount not be withheld. The Form W-9, also known as back-up withholding, will be supplied in a separate document to new shareholders by Bridges Investor Services, Inc. at the time of initial subscription to shares of the Fund. You will be required to provide certain pertinent information on the Form W-9, including your social security or tax identification number.

      There may be tax consequences to you upon the redemption (sale) of your Fund shares. You generally have a capital gain or loss from a disposition of shares. The amount of gain or loss and the tax rate will depend primarily upon how much you paid for your shares, the redemption (sale) price, and how long you held the shares.

      Shareholders who are tax-exempt entities with respect to federal and state income taxes will not be subject to tax on the income and capital gains distributions from the Fund. If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

      The Fund, through an annual tax information letter and quarterly shareholder reports, will inform you of the amount and generic nature of such income and capital gains. Bridges Investor Services, Inc., through the annual Form 1099 or its substitute equivalent, will provide a report for each individual account within an appropriate time frame after the close of the Fund's fiscal year.


Bridges Investment Fund, Inc.            18           February 19, 1999
  Prospectus -- Part A




                                Back Cover Page
                                    Part A:

INFORMATION REQUIRED IN A PROSPECTUS
________________________________________________________________________________


PROSPECTUS           Bridges Investment Fund, Inc.           CAPITAL STOCK
February 19, 1999         8401 West Dodge Road
                        Omaha, Nebraska   68114
                             402-397-4700
________________________________________________________________________________

     The STATEMENT OF ADDITIONAL INFORMATION (SAI), designated as Part B, discusses the following topics:

     . General Information and History of the Fund
     . Investment Objectives and Policies
     . Management of the Fund
     . Control Persons and Principal Holders of Securities
     . Investment Advisory and Other Services
     . Brokerage Allocation and Other Practices
     . Capital Stock and Other Securities
     . Purchase, Redemption, and Pricing of Securities
     . Tax Status
     . Underwriters
     . Calculation of Performance Data
     . Financial Statements

     Additional information about the Fund's investments are available in the annual and quarterly reports to shareholders. In the Fund's Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     The STATEMENT OF ADDITIONAL INFORMATION and the Fund's Annual Report and quarterly shareholder reports are available upon request. Shareholders may make inquiries about any information needed to the Fund by calling on the regular exchange at 402-397-4700, or by utilizing our WATS line at 1-800-939-8401. Oral or written inquiries should be addressed to Mrs. Mary Ann Mason, Corporate Secretary or Mrs. Nancy K. Dodge, Treasurer.

     Further information about the fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-800-SEC-0330 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Website (http://www.sec.gov) or copies can be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

     The Fund does not employ a financial intermediary for you to purchase or redeem shares or to issue publications, statements, or other information about our operation or organizations.

     Please refer to Bridges Investment Fund Inc.' s Investment Company Act File No. 811-1209 when seeking information about the Fund from the Securities and Exchange Commission.

                                     PART B
                      INFORMATION REQUIRED IN A STATEMENT
                           OF ADDITIONAL INFORMATION

__________________________________________________________________________
FEBRUARY 19, 1999       BRIDGES INVESTMENT FUND, INC.     CAPITAL STOCK
                              8401 WEST DODGE ROAD
                             OMAHA, NEBRASKA   68114
                                    402-397-4700
__________________________________________________________________________


                                SPECIAL NOTICES

     . THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.


     . THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION
       WITH THE PROSPECTUS OF BRIDGES INVESTMENT FUND, INC. DATED FEBRUARY 19, 1999.


     . OTHER INFORMATION, PART C, OF THE FILING DATED FEBRUARY 19, 1999, BY
       BRIDGES INVESTMENT FUND, INC. WITH THE SECURITIES AND EXCHANGE COMMISSION MAY CONTAIN USEFUL MATERIAL FOR PROSPECTIVE INVESTORS AND SHAREHOLDERS.


     . A COPY OF THE PROSPECTUS OF BRIDGES INVESTMENT FUND, INC. AND PART C MAY
       BE OBTAINED FROM THE OFFICE OF THE FUND AT THE ADDRESS SHOWN ABOVE.



     . THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS
       FEBRUARY 19, 1999.



                               TABLE OF CONTENTS
Location of Related                                              Location
DISCLOSURE INFO.                                                 PAGE NO.
in Prospectus                                                      in This
Part A Information Required in Statement of Additional Information  Part B

    -            COVER PAGE............................................1
    -            TABLE OF CONTENTS.....................................2
    7            FUND HISTORY..........................................3
    7            DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS.3-5
    7                INVESTMENT POLICIES, STRATEGIES AND RISKS.........3
    -                FUND POLICY RESTRICTIONS..........................3-5
    6                PORTFOLIO TURNOVER................................5
    9            MANAGEMENT OF THE FUND................................6
    -                DIRECTORS AND OFFICERS............................6-10
   -              COMPENSATION........................................11-12
    -            CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..12-13
  10-11          INVESTMENT ADVISORY AND OTHER SERVICES................13
    -                CONTROL PERSONS...................................13
    -                AFFILIATED PERSONS................................14
    10               ADVISORY FEES.....................................14
    -                EXPENSE LIMITATION................................14
    -                SERVICES PERFORMED ON BEHALF OF FUND..............14
                        SUPPLIED OR PAID FOR SUBSTANTIALLY BY
                        INVESTMENT ADVISER
    -                OTHER SERVICES...................................14-15
                    INDEPENDENT AUDITORS...............................15
    -            BROKERAGE ALLOCATION AND OTHER PRACTICES.............15-16
    11           CAPITAL STOCK AND OTHER SECURITIES....................17
                     CUMULATIVE VOTING.................................17
  11-15          PURCHASE, REDEMPTION, AND PRICING OF SECURITIES.......17
                     BEING OFFERED
    -                   GENERAL INFORMATION............................17
    11                  VALUATION......................................18
                        SPECIMEN PRICE MAKE UP SHEET...................18
    -                   OTHER DISCLOSURES..............................18
                 DESCRIPTION OF FUND PLANS...,........................18-23
                     STANDARD RETIREMENT PLAN.........................18-20
                     INDIVIDUAL RETIREMENT CUSTODIAN ACCOUNT PROTOTYPE.20-23
    16           TAX STATUS.............................................23
    -            UNDERWRITERS...........................................24
    -            CALCULATION OF PERFORMANCE DATA........................24
    -            FINANCIAL STATEMENTS..................................26-41
                     REPORT OF THE INDEPENDENT PUBLIC ACCOUNTANTS.......26
                     SCHEDULE OF PORTFOLIO INVESTMENTS.................27-33
                     STATEMENT OF ASSETS AND LIABILITIES................34
                     STATEMENT OF OPERATIONS............................35
                     STATEMENTS OF CHANGES IN NET ASSETS................36
                     NOTES TO FINANCIAL STATEMENTS.....................37-41

BRIDGES INVESTMENT FUND, INC.             3              FEBRUARY 19, 1999
  STATEMENT - PART B


FUND HISTORY

      THE FUND, WHICH WAS INCORPORATED UNDER THE LAWS OF THE STATE OF NEBRASKA ON MARCH 20, 1963, HAS BEEN SOLELY IN THE BUSINESS OF A DIVERSIFIED, OPEN-END, MANAGEMENT INVESTMENT COMPANY SINCE ITS COMMENCEMENT OF INVESTMENT OPERATIONS ON JULY 1, 1963. THE FUND'S NAME HAS BEEN THE SAME THROUGHOUT ITS CORPORATE LIFE.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

      INVESTMENT POLICIES, STRATEGIES AND RISKS -- THE PRIMARY INVESTMENT OBJECTIVE OF THE FUND IS LONG-TERM CAPITAL APPRECIATION. THE DEVELOPMENT OF A MODERATE AMOUNT OF CURRENT INCOME IS A SECONDARY INVESTMENT OBJECTIVE OF THE FUND. THE FUND WILL INVEST IN COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS TO ACHIEVE ITS CAPITAL GROWTH OBJECTIVE, BONDS, DEBENTURES, AND PREFERRED STOCKS TO MEET ITS INCOME OBJECTIVE. REFER TO THE FUND PROSPECTUS FOR A COMPLETE DISCUSSION OF THE INVESTMENT POLICY OBJECTIVES FOR THE FUND AND THE STRATEGIES EMPLOYED TO ATTAIN THE FUND'S OBJECTIVES.

      FUND POLICY RESTRICTIONS -- THE ACTIVITIES OF THE FUND AND ITS INVESTMENT POLICIES ARE RESTRICTED AS SET FORTH IN THE FUND'S PROSPECTUS AND IN THE FOLLOWING DISCUSSION. THE RESTRICTIONS DESCRIBED BELOW CANNOT BE CHANGED WITHOUT THE APPROVAL OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE FUND.

      THE FUND WILL NOT CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY OR GROUP OF INDUSTRIES BY COMMITTING MORE THAN 25% OF TOTAL ASSETS TO SECURITIES IN ANY ONE INDUSTRY. WITH THE EXCEPTION OF INVESTMENTS IN U.S. GOVERNMENT SECURITIES, THE FUND WILL NOT MAKE INVESTMENTS WHICH WILL CAUSE MORE THAN 5% OF THE TOTAL VALUE OF ITS ASSETS (AT THE TIME OF PURCHASE) TO BE INVESTED IN THE SECURITIES OF ANY ONE ISSUER. FURTHERMORE, IN INITIAL OR SUBSEQUENT INVESTMENTS, THE FUND MAY NOT ACQUIRE MORE THAN 10% OF THE VOTING STOCK OF ANY ONE ISSUER, AND THE FUND MAY NOT ACQUIRE MORE THAN 10% OF ANY ONE CLASS OF THE OUTSTANDING SECURITIES OF ANY ONE ISSUER. FOR THE PURPOSES OF THIS RESTRICTION, ALL KINDS OF SECURITIES OF A COMPANY REPRESENTING DEBT ARE CONSIDERED AS A SINGLE CLASS IRRESPECTIVE OF THEIR DIFFERENCES, AND ALL KINDS OF PREFERRED STOCK OF A COMPANY ARE CONSIDERED A SINGLE CLASS IRRESPECTIVE OF THEIR DIFFERENCES.

      THE FUND WILL NOT BORROW MONEY OR PLEDGE OR MORTGAGE ITS ASSETS, EXCEPT AS A TEMPORARY MEASURE, IN WHICH EVENT TOTAL BORROWINGS SHALL NOT EXCEED 10% OF THE VALUE OF ITS TOTAL ASSETS. THE FUND HAS NEVER EXERCISED THE OPTION TO BORROW MONEY AS A TEMPORARY MEASURE. IN ADDITION, THE FUND MAY NOT PURCHASE SECURITIES ON MARGIN OR MAKE SHORT SALES.

BRIDGES INVESTMENT FUND, INC.           4              FEBRUARY 19, 1999
  STATEMENT - PART B


      THE FUND WILL NOT MAKE INVESTMENTS WHICH WILL CAUSE MORE THAN 5% OF THE VALUE OF ITS TOTAL ASSETS (AT THE TIME OF PURCHASE) TO BE INVESTED IN SECURITIES OF ISSUERS WHICH HAVE A RECORD OF LESS THAN THREE YEARS' OPERATION.

      THE FUND WILL NOT INVEST IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT, AND THE FUND WILL NOT INVEST IN SECURITIES OF OTHER INVESTMENT COMPANIES EXCEPT BY PURCHASE IN OPEN MARKET, WHERE NO COMMISSION OR PROFIT TO A SPONSOR OR DEALER RESULTS FROM SUCH PURCHASE OTHER THAN THE CUSTOMARY BROKER'S COMMISSION, OR WHERE THE ACQUISITION IS PART OF A PLAN OF MERGER OR CONSOLIDATION. SUCH ACQUISITIONS, IF ANY, OF THE SECURITIES OF OTHER REGISTERED INVESTMENT COMPANIES BY THE FUND ARE NOT PERMITTED IF IMMEDIATELY AFTER SUCH PURCHASE OR ACQUISITION:

     1. THE FUND OWNS IN THE AGGREGATE MORE THAN 3% OF THE OUTSTANDING VOTING STOCK OF ANOTHER INVESTMENT COMPANY;

     2. THE SHARES OF THE OTHER REGISTERED INVESTMENT COMPANY HAVE AN AGGREGATE VALUE IN EXCESS OF 5% OF THE VALUE OF THE TOTAL ASSETS OF THE FUND; OR

     3. THE SHARES OF THE OTHER REGISTERED INVESTMENT COMPANY AND ALL OTHER INVESTMENT COMPANIES HAVE AN AGGREGATE VALUE IN EXCESS OF 10% OF THE VALUE OF THE TOTAL ASSETS OF THE FUND.

      EACH INVESTMENT OF THE FUND WILL BE MADE WITH THE EXPECTATION THAT THE SECURITY ACQUIRED WILL BE HELD FOR THE LONG TERM. THE FUND WILL NOT PURCHASE SECURITIES WITH A VIEW TOWARDS RAPID TURNOVER FOR CAPITAL GAINS. HOWEVER, THE MANAGEMENT MAY SELL SECURITIES FOR SHORT TERM GAINS OR LOSSES IF NEW INFORMATION OR CHANGES IN MARKET CONDITIONS INDICATE SUCH SELLING ACTION IS ADVISABLE.

      THE FUND WILL NOT INVEST OUTSIDE OF THE AREA OF SECURITIES. IT WILL NOT PURCHASE OR SELL REAL ESTATE, COMMODITIES OR COMMODITY CONTRACTS. THE FUND WILL NOT MAKE LOANS TO OTHER PERSONS. (THE ACQUISITION OF A PORTION OF AN ISSUE OF PUBLICLY DISTRIBUTED BONDS, DEBENTURES, OR OTHER DEBT SECURITIES IS NOT TO BE CONSIDERED THE MAKING OF A LOAN.)

      THE FUND WILL NOT ENGAGE IN THE UNDERWRITING OF THE SECURITIES OF OTHER ISSUERS.

      THE FUND WILL NOT PURCHASE RESTRICTED OR NON-REGISTERED SECURITIES.

      THE FUND WILL NOT PURCHASE OR SELL PUT OR CALL OPTIONS, EXCEPT THE FUND MAY WRITE OR SELL CALL OPTIONS AGAINST SHARES HELD IN ITS SECURITIES PORTFOLIO ON THE AMERICAN STOCK EXCHANGE, INC., THE CHICAGO BOARD OPTIONS EXCHANGE, INCORPORATED, THE PACIFIC STOCK EXCHANGE INCORPORATED, AND THE PBW STOCK EXCHANGE, PROVIDED THAT ANY SUCH CALL OPTIONS WILL BE LIMITED TO SHARES OF


BRIDGES INVESTMENT FUND, INC.            5                FEBRUARY 19, 1999
  STATEMENT - PART B




COMMON STOCKS WHICH HAVE AN AGGREGATE MARKET VALUE OF LESS THAN 10% OF THE TOTAL VALUE OF THE FUND'S ASSETS AT THE TIME OF THE TRANSACTION, AND FURTHER PROVIDED THAT NOT MORE THAN ONE-HALF OF THE SHARES HELD IN ANY ONE ISSUER WILL BE ELIGIBLE FOR THE WRITING OF SUCH CALL OPTIONS. THE FUND MAY PURCHASE A CALL OPTION WITH TERMS IDENTICAL TO A CALL OPTION WHICH HAS BEEN PREVIOUSLY WRITTEN IN ORDER TO LIQUIDATE OR CLOSE AN EXISTING CALL OPTION POSITION. AS OF DECEMBER 31, 1998, THE FUND HAS NOT EXERCISED ITS AUTHORITY TO WRITE A COVERED CALL OPTION.

      THE FUND MAY PURCHASE BONDS, DEBENTURES, AND PREFERRED STOCKS WHICH HAVE ONE OR MORE INTEREST OR DIVIDEND PAYMENTS IN ARREARS, BUT, NEVERTHELESS, OFFER PROSPECTS OF RESUMING THE PAYMENT OF THE ARREARAGE PLUS THE CURRENT INCOME RATE. SUCH SECURITIES MAY OFFER A SIGNIFICANT PRICE IMPROVEMENT FROM A DEPRESSED LEVEL, THEREBY CREATING A CAPITAL GAIN POTENTIAL SIMILAR TO THE ADVANCEMENT POSSIBLE FOR COMMON STOCK SELECTIONS. THE RISK OF OWNING THIS TYPE OF SECURITY IS THAT INCOME PAYMENTS WILL NOT BE RESUMED OR THAT THE PRINCIPAL WILL NEVER BE REPAID. FURTHER, THE FUND MAY ACQUIRE ISSUES, SOMETIMES KNOWN AS JUNK BONDS, WITH ABOVE AVERAGE YIELD AND BALANCE SHEET RISK. THE PURCHASE OF THIS LOWER GRADE OF SECURITIES WILL BE LIMITED TO 5% OF THE VALUE OF THE TOTAL ASSETS OF THE FUND. THIS PERMITTED INVESTMENT POLICY HAS SELDOM BEEN USED IN THE PAST HISTORY OF THE FUND, AND IT WOULD ONLY BE EMPLOYED IN AN EXCEPTIONALLY ATTRACTIVE CIRCUMSTANCE IN THE JUDGMENT OF THE INVESTMENT MANAGER.

      WITH RESPECT TO THE OWNERSHIP OF U.S. GOVERNMENT SECURITIES, THE FUND WILL INVEST PRIMARILY IN ISSUES OF THE U.S. TREASURY THAT ARE BACKED BY THE FULL FAITH AND CREDIT OF THE UNITED STATES OF AMERICA. THE FUND MAY PURCHASE U.S. TREASURY BILLS, SHORT TERM; U.S. TREASURY NOTES, INTERMEDIATE TERM; AND U.S. TREASURY BONDS, LONG TERM INSTRUMENTS DEPENDING UPON THE ATTRACTIVENESS OF INTEREST RATES AND THE EXPECTED TRENDS OF THESE YIELDS IN THE FUTURE.

      PORTFOLIO TURNOVER -- IN THE TEN YEARS ENDING DECEMBER 31, 1998, THE PORTFOLIO TURNOVER RATE FOR THE FUND RANGED FROM A HIGH OF 28% IN 1991 TO A LOW OF 7% IN 1992 AND 1995. THE MEDIAN PORTFOLIO TURNOVER FOR THE PAST 10 YEARS WAS 10.5% AND THE AVERAGE PORTFOLIO TURNOVER RATE FOR SUCH PERIOD WAS 15.6%. THE PORTFOLIO TURNOVER RATE IN 1998 WAS 24% WHILE IN 1997 WAS 8%. THE FUND DOES NOT PLAN TO MATERIALLY CHANGE ITS PORTFOLIO TURNOVER RATE MORE THAN THE RANGES EXPERIENCED IN THE PAST TEN YEARS; HOWEVER, PORTFOLIO RATES COULD INCREASE SIGNIFICANTLY IN ORDER TO RESPOND TO TURBULENT CONDITIONS IN THE SECURITIES MARKET. REFER TO FINANCIAL HIGHLIGHTS IN THE PROSPECTUS FOR DETAILED YEAR-TO-YEAR INFORMATION ON THE PORTFOLIO TURNOVER RATE.

      THE RATE OF PORTFOLIO TURNOVER IS CALCULATED BY DIVIDING (A) THE LESSER OF PURCHASES OR SALES OF PORTFOLIO SECURITIES FOR THE REPORTING PERIOD BY (B) THE MONTHLY AVERAGE OF THE VALUE OF THE PORTFOLIO SECURITIES OWNED BY THE FUND DURING THE REPORTING PERIOD. SUCH MONTHLY AVERAGE IS CALCULATED BY TOTALING THE MARKET VALUES OF THE PORTFOLIO SECURITIES AS OF THE BEGINNING AND END OF THE


BRIDGES INVESTMENT FUND, INC.              6               FEBRUARY 19, 1999
  STATEMENT - PART B



FIRST MONTH OF THE REPORTING PERIOD AND AS OF THE END OF EACH OF THE SUCCEEDING MONTHS IN THE PERIOD AND DIVIDING THE SUM BY THE NUMBER OF MONTHS IN THE PERIOD PLUS ONE.

      FOR PURPOSES OF THIS CALCULATION, THERE IS EXCLUDED FROM BOTH THE NUMERATOR AND DENOMINATOR ALL SECURITIES, INCLUDING OPTIONS, WHOSE MATURITY OR EXPIRATION DATE AT THE TIME OF ACQUISITION WERE ONE YEAR OR LESS. ALL LONG-TERM SECURITIES, INCLUDING LONG-TERM U.S. GOVERNMENT SECURITIES, ARE INCLUDED. PURCHASES INCLUDE ANY CASH PAID UPON THE CONVERSION OF ONE PORTFOLIO SECURITY INTO ANOTHER. PURCHASES ALSO INCLUDE THE COST OF RIGHTS OR WARRANTS PURCHASED. SALES INCLUDE THE NET PROCEEDS FROM THE SALE OF RIGHTS OR WARRANTS AND THE NET

PROCEEDS OF PORTFOLIO SECURITIES WHICH HAVE BEEN CALLED OR FOR WHICH PAYMENT HAS BEEN MADE THROUGH REDEMPTION OR MATURITY.

     IN GENERAL, PORTFOLIO TURNOVER RISES WHEN SECURITIES HELD NEED TO BE REPOSITIONED TO ADAPT THE FUND'S INVESTMENT POSITION TO NEW OPPORTUNITIES OR TO PROTECT AGAINST UNFORESEEN, ADVERSE MARKET CIRCUMSTANCES.

MANAGEMENT OF THE FUND

      DIRECTORS AND OFFICERS -- THE BOARD OF DIRECTORS OF THE FUND IS RESPONSIBLE FOR THE MANAGEMENT OF THE BUSINESS AFFAIRS OF THE FUND. THE DAY-TO-DAY OPERATION OF THE FUND IS HANDLED BY THE OFFICERS WHO ARE CHOSEN BY, AND ACCOUNTABLE TO, THE BOARD OF DIRECTORS. THE OFFICERS HAVE AT THEIR DISPOSAL THE SERVICES OF THE INVESTMENT ADVISER, BRIDGES INVESTMENT COUNSEL, INC. THIS FIRM IS OBLIGATED UNDER ITS INVESTMENT ADVISORY CONTRACT WITH THE FUND TO PERFORM ALL SERVICES NECESSARY IN CONNECTION WITH THE MANAGEMENT OF THE FUND. THE BUSINESS EXPERIENCE OF EACH OF THE OFFICERS AND DIRECTORS OF THE FUND AND OF THE INVESTMENT ADVISER DURING THE PAST FIVE YEARS IS DESCRIBED BELOW. DIRECTORS WHO ARE "INTERESTED PERSONS" OF THE FUND ARE INDICATED WITH AN ASTERISK (*) IN FRONT OF THEIR NAME. AN INTERESTED PERSON OF THE BOARD OF DIRECTORS OF THE FUND IS DEFINED IN SECTION 2(A)(19) OF THE INVESTMENT COMPANY ACT OF 1940 AND INCLUDES SOMEONE WHO HAS A MATERIAL BUSINESS OR PROFESSIONAL RELATIONSHIP WITH THE FUND'S INVESTMENT ADVISER, BRIDGES INVESTMENT COUNSEL, INC. OR ITS PRINCIPAL OFFICERS.

      *FREDERICK N. BACKER, AGE 66, DIRECTOR OF THE FUND AND MEMBER OF THE EXECUTIVE COMMITTEE AND THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF THE FUND, 25720 WEST DODGE ROAD, WATERLOO, NEBRASKA 68069. MR. BACKER IS CURRENTLY THE PRESIDENT OF JAT INVESTMENTS LIMITED, FORMERLY JAT CORP., A PRIVATE INVESTMENT CONCERN THAT OPERATED A RESTAURANT FOR TWENTY-FIVE YEARS. HIS RESPONSIBILITIES AS PRESIDENT OF JAT CORP. COMMENCED IN AUGUST, 1972.

      *EDSON L. BRIDGES II, CFA, AGE 66, CHAIRMAN AND CHIEF EXECUTIVE OFFICER, DIRECTOR OF THE FUND, AND MEMBER OF THE EXECUTIVE COMMITTEE AND THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS, 8401 WEST DODGE ROAD, OMAHA, NEBRASKA. MR. BRIDGES BECAME CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF BRIDGES INVESTMENT FUND, INC. ON APRIL 11, 1997, AFTER SERVING AS PRESIDENT FROM SEPTEMBER 28, 1970 THROUGH APRIL 11, 1997. IN SEPTEMBER, 1959, MR. BRIDGES BECAME ASSOCIATED WITH THE PREDECESSOR FIRM TO BRIDGES INVESTMENT COUNSEL, INC. AND IS PRESENTLY THE


BRIDGES INVESTMENT FUND, INC.             7               FEBRUARY 19, 1999
  STATEMENT - PART B



PRESIDENT AND DIRECTOR OF THAT CORPORATION. MR. BRIDGES IS ALSO PRESIDENT AND DIRECTOR OF BRIDGES INVESTOR SERVICES, INC., A COMPANY THAT BECAME TRANSFER AGENT AND DIVIDEND DISBURSING AGENT EFFECTIVE OCTOBER 1, 1987. MR. BRIDGES IS ALSO PRESIDENT AND DIRECTOR OF PROVIDENT TRUST COMPANY, CHARTERED TO CONDUCT BUSINESS ON MARCH 11, 1992.

      *EDSON L. BRIDGES III, CFA, AGE 40, PRESIDENT AND DIRECTOR OF THE FUND AND MEMBER OF THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS OF THE FUND, 8401 WEST DODGE ROAD, OMAHA, NEBRASKA. MR. BRIDGES HAS BEEN A FULL-TIME MEMBER OF THE PROFESSIONAL STAFF OF BRIDGES INVESTMENT COUNSEL, INC. SINCE AUGUST, 1983, AND A PART-TIME MEMBER FROM JANUARY 1, 1983. MR. BRIDGES HAS BEEN RESPONSIBLE FOR SECURITIES RESEARCH AND THE INVESTMENT MANAGEMENT FOR AN EXPANDING BASE OF DISCRETIONARY MANAGEMENT ACCOUNTS, INCLUDING THE FUND, FOR MORE THAN FIVE YEARS. MR. BRIDGES WAS ELECTED PRESIDENT OF BRIDGES INVESTMENT FUND, INC. ON APRIL 11, 1997, AND HE ASSUMED THE POSITION OF PORTFOLIO MANAGER AT THE CLOSE OF BUSINESS ON THAT DATE. MR. BRIDGES BECAME A DIRECTOR OF STRATUS FUND, INC. IN OCTOBER, 1990. STRATUS FUND, INC. IS AN OPEN-END, REGULATED INVESTMENT COMPANY LOCATED IN LINCOLN, NEBRASKA. MR. BRIDGES HAS BEEN EXECUTIVE VICE PRESIDENT-INVESTMENTS OF BRIDGES INVESTMENT COUNSEL, INC. SINCE FEBRUARY, 1993, AND HE IS A DIRECTOR OF THAT FIRM. MR. BRIDGES IS ALSO AN OFFICER AND A DIRECTOR OF BRIDGES INVESTOR SERVICES, INC. AND PROVIDENT TRUST COMPANY.

      *N. PHILLIPS DODGE, JR., AGE 62, DIRECTOR OF THE FUND AND MEMBER OF THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS OF THE FUND, 8701 WEST DODGE ROAD, OMAHA, NEBRASKA. MR. DODGE IS PRESIDENT OF N. P. DODGE COMPANY, A LEADING COMMERCIAL AND RESIDENTIAL REAL ESTATE BROKERAGE CONCERN IN THE AREA OF OMAHA, NEBRASKA. MR. DODGE HAS HELD THIS POSITION SINCE JULY, 1978. MR. DODGE IS ALSO A PRINCIPAL OFFICER AND DIRECTOR OF A NUMBER OF SUBSIDIARY AND AFFILIATED COMPANIES IN THE PROPERTY MANAGEMENT, INSURANCE, AND REAL ESTATE SYNDICATION. MR. DODGE BECAME A DIRECTOR OF SOUTHERN CALIFORNIA WATER COMPANY IN APRIL, 1990, AND A DIRECTOR OF THE OMAHA PUBLIC POWER DISTRICT AS OF JANUARY 5, 1995, FOR A SIX YEAR TERM.

      *JOHN W. ESTABROOK, AGE 71, DIRECTOR OF THE FUND AND MEMBER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF THE FUND, 10542 MULLEN ROAD, OMAHA, NEBRASKA. MR. ESTABROOK WAS THE CHIEF ADMINISTRATIVE OFFICER OF THE NEBRASKA METHODIST HOSPITAL AND ITS HOLDING COMPANY, NEBRASKA METHODIST HEALTH SYSTEM, IN OMAHA, NEBRASKA, BEGINNING JUNE, 1959. EFFECTIVE JANUARY 1, 1987, MR. ESTABROOK RELINQUISHED THE POSITION OF PRESIDENT OF NEBRASKA METHODIST HOSPITAL, ASSUMING THE PRESIDENCY OF THE NEBRASKA METHODIST HEALTH SYSTEM UNTIL HIS RETIREMENT ON AUGUST 31, 1992.


BRIDGES INVESTMENT FUND, INC.            8              FEBRUARY 19, 1999
  STATEMENT - PART B


      *JON D. HOFFMASTER, AGE 51, DIRECTOR OF THE FUND AND MEMBER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF THE FUND, 5711 SOUTH 86TH CIRCLE, OMAHA, NEBRASKA. MR. HOFFMASTER IS A DIRECTOR OF INFOUSA IN OMAHA, NEBRASKA. ON AUGUST 3, 1998, THE INFOUSA NAME WAS ADOPTED FOR AMERICAN BUSINESS INFORMATION, INC.
HE HAS PREVIOUSLY SERVED AS PRESIDENT AND CHIEF OPERATING OFFICER, CHIEF FINANCIAL OFFICER OF THAT COMPANY, AND EXECUTIVE VICE PRESIDENT AND DIRECTOR SINCE 1987. FROM 1980 TO 1987, MR. HOFFMASTER WAS PRESIDENT AND CHIEF EXECUTIVE OFFICER OF FIRST NATIONAL BANK OF BELLEVUE, NEBRASKA. INFOUSA IS A LEADING PRODUCER OF BUSINESS-TO-BUSINESS MARKETING INFORMATION WHICH IT SUPPLIES FROM ITS PROPRIETARY DATABASE CONTAINING INFORMATION ON APPROXIMATELY 10 MILLION BUSINESSES IN THE UNITED STATES AND ONE MILLION ENTITIES IN CANADA.

      JOHN J. KORALESKI, AGE 49, DIRECTOR OF THE FUND AND MEMBER OF THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS OF THE FUND, 1416 DODGE STREET, OMAHA, NEBRASKA. MR. KORALESKI IS EXECUTIVE VICE PRESIDENT-FINANCE OF THE UNION PACIFIC RAILROAD COMPANY HEADQUARTERED IN OMAHA, NEBRASKA. MR. KORALESKI WAS EMPLOYED BY UNION PACIFIC IN JUNE, 1972. HE HAS SERVED THE RAILROAD IN VARIOUS CAPACITIES. HE WAS APPOINTED TO HIS PRESENT POSITION IN SEPTEMBER, 1991. AS CHIEF FINANCIAL OFFICER OF THE RAILROAD, MR. KORALESKI IS A MEMBER OF THE RAILROAD'S OPERATING COMMITTEE. HE HEADS AND MANAGES ALL FINANCIAL PLANNING AND ANALYSIS, TAX PLANNING AND COMPLIANCE, AND FINANCIAL REPORTING FOR THE RAILROAD AND ITS SUBSIDIARIES. HE IS ALSO RESPONSIBLE FOR THE RAILROAD'S REAL ESTATE DEPARTMENT AND IS CONTROLLER OF UNION PACIFIC CORP. AND EXECUTIVE VICE PRESIDENT OF THE UNION PACIFIC FOUNDATION. MR. KORALESKI IS ALSO A BOARD MEMBER OF AUTOMATED MONITORING AND CONTROL INTERNATIONAL, INC. (AMCI), A WHOLLY-OWNED TECHNOLOGY FIRM SITUATED IN OMAHA, NEBRASKA.

      ROGER A. KUPKA, AGE 69, DIRECTOR OF THE FUND AND MEMBER OF THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS OF THE FUND, 2305 SOUTH 103RD STREET, OMAHA, NEBRASKA. MR. KUPKA WAS THE PRESIDENT AND CHIEF EXECUTIVE OFFICER OF NEBRASKA BUILDERS PRODUCTS CO. OF OMAHA, NEBRASKA. HE HELD THIS POSITION FROM 1969 UNTIL NOVEMBER, 1986, WHEN HE RETIRED. DURING THE PAST FIVE YEARS, MR. KUPKA HAS BEEN VICE CHAIRMAN OF THE BOARD OF DIRECTORS OF PSI GROUP, FORMERLY KNOWN AS DISCOUNT MAIL INC., HEADQUARTERED IN OMAHA, NEBRASKA. MR. KUPKA IS CURRENTLY A MEMBER OF THE BOARD OF DIRECTORS OF PSI GROUP. IN ADDITION, MR. KUPKA SERVES AS PRESIDENT OF KUPKA, INC. AND PRESIDENT OF MICKLIN HOME IMPROVEMENT CO. ALL OF THESE COMPANIES ARE LOCATED IN OMAHA, NEBRASKA.

      *GARY L. PETERSEN, AGE 55, DIRECTOR OF THE FUND AND MEMBER OF THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS OF THE FUND, P.O. BOX 248, WALTON, NEBRASKA 68461. MR. PETERSEN IS THE RETIRED PRESIDENT OF PETERSEN MANUFACTURING CO. INC. OF DEWITT, NEBRASKA. MR. PETERSEN COMMENCED EMPLOYMENT WITH THE COMPANY IN FEBRUARY, 1966. HE BECAME PRESIDENT IN MAY, 1979, AND RETIRED IN JUNE, 1986. PETERSEN MANUFACTURING CO. INC. PRODUCED A BROAD LINE OF HAND TOOLS FOR NATIONAL AND WORLDWIDE DISTRIBUTION UNDER THE BRAND NAMES VISE-GRIP, UNIBIT, PROSNIP, AND PUNCH PULLER.


BRIDGES INVESTMENT FUND, INC.             9                FEBRUARY 19, 1999
  STATEMENT - PART B




     John T. Reed, Age 55, Director of the Fund, 11336 Pine Street, Omaha, Nebraska. Mr. Reed is Chairman of McCarthy & Co. of Omaha, Nebraska, and a member of the Board of Directors of McCarthy Group, Inc., participating in the management of the Firm's corporate finance and asset management business since February, 1997. Mr. Reed was formerly with Arthur Andersen & Co. for 32 years before retiring in August, 1996. Mr. Reed served as the managing partner of Arthur Andersen & Co.' s Omaha office while also serving as partner in charge of that office's tax and business consulting practices.

      *ROY A. SMITH, AGE 65, DIRECTOR OF THE FUND AND MEMBER OF THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS OF THE FUND, 601 NORTH 108TH CIRCLE, OMAHA, NEBRASKA. MR. SMITH WAS PRESIDENT OF H. P. SMITH MOTORS, INC. FOR DECADES UNTIL THE COMPANY WAS SOLD TO A NEW OWNER IN THE THIRD QUARTER OF 1997. MR. SMITH IS

CURRENTLY PRESIDENT OF OLD MILL TOYOTA OF OMAHA, NEBRASKA, AND IS A DIRECTOR OF THE MID CITY BANK OF OMAHA.

     Janice D. Stoney, Age 58, Director of the Fund, 8912 Farnam Court, Omaha, Nebraska. Mrs. Stoney retired as Executive Vice President Total Quality System, US WEST Communications in December, 1992. Mrs. Stoney began her career within the telephone industry as a service representative with the Northwestern Bell Telephone Company in August, 1959. Mrs. Stoney earned various officer positions that culminated in becoming President of Northwestern Bell Telephone Company from 1987 _ 1989 and President of the Consumer Division of US WEST from 1989 _ 1991. During her distinguished business career, Mrs. Stoney has served on the Board of Directors of the Federal Reserve Bank, Tenth District, Omaha Branch, from 1984 to 1988; the Northwestern Bell Telephone Company, 1985 to 1990; Tennant Company located in Minneapolis, Minnesota from 1986 to 1995; and US WEST Communications Group, Inc., 1989 to 1992. Mrs. Stoney currently serves on the Board of Directors of Guarantee Life Insurance Company of Omaha, Nebraska _ a position she was elected to in 1987. She is also a Director of the Whirlpool Corporation, headquartered in Benton Harbor, Michigan where she has served since 1987. The Premark International Corporation located in Deerfield, Illinois elected her to its Board of Directors in 1989 where she continues to serve.

      L.B. THOMAS, AGE 62, DIRECTOR OF THE FUND AND MEMBER OF THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS OF THE FUND, 7813 PIERCE CIRCLE, OMAHA, NEBRASKA. MR. THOMAS RETIRED IN OCTOBER, 1996, FROM CONAGRA, INC. HE WAS SENIOR VICE PRESIDENT, RISK OFFICER AND CORPORATE SECRETARY FOR CONAGRA, INC., WITH WORLD-WIDE OPERATIONS AND THE SECOND LARGEST MAJOR PROCESSOR OF FOOD PRODUCTS IN THE UNITED STATES, HEADQUARTERED IN OMAHA, NEBRASKA. HE WAS ALSO A MEMBER OF CONAGRA'S MANAGEMENT EXECUTIVE COMMITTEE. MR. THOMAS JOINED CONAGRA AS ASSISTANT TO THE TREASURER IN 1960. HE WAS NAMED ASSISTANT TREASURER IN 1966; VICE PRESIDENT, FINANCE IN 1969; VICE PRESIDENT, FINANCE AND TREASURER IN




BRIDGES INVESTMENT FUND, INC.           10            FEBRUARY 19, 1999
  STATEMENT - PART B



1974; ADDED THE CORPORATE SECRETARY RESPONSIBILITY IN 1982; AND BECAME SENIOR VICE PRESIDENT IN 1991. MR. THOMAS IS A DIRECTOR OF LOZIER CORP. LOCATED IN OMAHA, NEBRASKA AND THE EXCHANGE BANK OF MOUND CITY, MISSOURI. HE ALSO IS A DIRECTOR OF THE W. T. MUTUAL FUNDS OF WILMINGTON, DELAWARE.

     John K. Wilson, Age 44, Director of the Fund, 15942 Burt Street, Omaha, Nebraska. Mr. Wilson is President of Durham Resources, Inc. and President of Great Plains Energy Corp. Durham Resources, Inc. is a privately held investment company headquartered in Omaha, Nebraska. Great Plains Energy Corp. and its wholly owned subsidiary, Great Plains Natural Gas Co., is a retail distributor of natural gas to 19 communities in western Minnesota. Mr. Wilson commenced his career with Durham Resources in February, 1983. Prior to becoming President in May, 1994, Mr. Wilson served in the position of Secretary-Treasurer and Vice President-Finance. Mr. Wilson currently serves on the Advisory Board _ U.S. Bank National Association, Omaha, Nebraska.

     Mary Ann Mason, Age 47, Secretary of the Fund, 8401 West Dodge Road, Omaha, Nebraska. Mrs. Mason has been an employee of Bridges Investment Counsel, Inc. from June, 1981. Her career has been mainly in the staff services area as a secretary. Mrs. Mason is also Corporate Secretary for Bridges Investment Counsel, Inc., Provident Trust Company, Bridges Investor Services, Inc. and a Director of that Company.

     Nancy K. Dodge, Age 36, Treasurer of the Fund, 8401 West Dodge Road, Omaha, Nebraska. Mrs. Dodge has been an employee of Bridges Investment Counsel, Inc. since January, 1980. Her career has progressed through the accounting department of that Firm, to her present position as Vice President of Fund Services. Mrs. Dodge is the person primarily responsible for day to day operations for the Fund, and she is also the key person for handling relations with shareholders, the custodian bank, and the auditor. Mrs. Dodge is an officer and Director of Bridges Investor Services, Inc.

     Kathleen J. Stranik, Age 55, Assistant Secretary of the Fund, 8401 West Dodge Road, Omaha, Nebraska. Mrs. Stranik has been an employee of Bridges Investment Counsel, Inc. from January, 1986. Mrs. Stranik has served as executive secretary to both Edson L. Bridges II and Edson L. Bridges III throughout her career with the Firm. She currently holds the position of Vice President of Administration for the Fund's investment manager.

     THE BOARD OF DIRECTORS OF THE FUND HAS AN AUDIT COMMITTEE AND AN EXECUTIVE COMMITTEE. THE MEMBERS OF THESE COMMITTEES ARE APPOINTED ANNUALLY AT THE APRIL MEETING OF THE BOARD OF DIRECTORS. THE MEMBERS OF THE AUDIT COMMITTEE IN 1999
ARE: FREDERICK N. BACKER, JOHN W. ESTABROOK, JON D. HOFFMASTER, AND EDSON L. BRIDGES II, EX-OFFICIO. THE MEMBERS OF THE EXECUTIVE COMMITTEE IN 1999 ARE:
FREDERICK N. BACKER, EDSON L. BRIDGES II, EDSON L. BRIDGES III, N. P. DODGE, JR., JOHN J. KORALESKI, ROGER A. KUPKA, GARY L. PETERSEN, ROY A. SMITH, AND L.B.


BRIDGES INVESTMENT FUND, INC.            11            FEBRUARY 19, 1999
  STATEMENT - PART B





THOMAS. THE EXECUTIVE COMMITTEE REVIEWS ALL CONTRACTS AND OTHER BUSINESS RELATIONSHIPS OF THE FUND. THE EXECUTIVE COMMITTEE WILL ACT ON BEHALF OF THE FULL BOARD OF DIRECTORS ON ANY MATTER REQUIRING ACTION PRIOR TO THE NEXT MEETING OF THE BOARD. THE EXECUTIVE COMMITTEE ALSO ACTS AS A NOMINATING COMMITTEE FOR REPLACEMENT OF RETIRING DIRECTORS.

Compensation

     THE OFFICERS AND DIRECTORS OF THE FUND DO NOT RECEIVE ANY SALARIES OR FEES FROM THE FUND FOR THEIR SERVICES TO THE FUND IN SUCH CAPACITIES. HOWEVER, DURING 1998, THE DIRECTORS AS A GROUP RECEIVED $9,900.00 FROM BRIDGES INVESTMENT COUNSEL, INC. FOR COMPENSATION RELATED TO ATTENDANCE AT MEETINGS OF THE BOARD OF DIRECTORS, THE AUDIT COMMITTEE, AND THE EXECUTIVE COMMITTEE OF THE FUND.

     THE FOLLOWING COMPENSATION INFORMATION IS PROVIDED FOR ALL DIRECTORS OF THE FUND AND FOR EACH OF THE EXECUTIVE OFFICERS OR ANY AFFILIATED PERSON OF THE FUND (WITH ANNUAL COMPENSATION IN EXCESS OF $60,000) FOR THE MOST RECENTLY COMPLETED FISCAL YEAR (1998):


BRIDGES INVESTMENT FUND, INC.           12               FEBRUARY 19, 1999
  STATEMENT - - PART B





                               COMPENSATION TABLE
__________________________________________________________________________
(1)                    (2)            (3)                (4)              (5)
                                                                          TOTAL
                                      PENSION OR                          COMPENSATION
                       AGGREGATE      RETIREMENT         ESTIMATED        FROM REGISTRANT

                       COMPENSATION   BENEFITS ACCRUED   ANNUAL           AND FUND COMPLEX
NAME OF PERSON,        FROM           AS PART            BENEFITS UPON    PAID TO DIRECTORS
POSITION               REGISTRANT     OF FUND EXPENSES   RETIREMENT
EXECUTIVE OFFICERS:
EDSON L. BRIDGES II    NONE           NONE               NONE             NONE
 CHAIRMAN AND CEO,
   AND DIRECTOR
EDSON L. BRIDGES III   NONE           NONE               NONE             NONE
 PRESIDENT AND
   DIRECTOR
DIRECTORS OF THE FUND:
FREDERICK N. BACKER    NONE           NONE               NONE             NONE
N. P. DODGE, JR.       NONE           NONE               NONE             NONE
JOHN W. ESTABROOK      NONE           NONE               NONE             NONE
JON D. HOFFMASTER      NONE           NONE               NONE             NONE
JOHN J. KORALESKI      NONE           NONE               NONE             NONE
ROGER A. KUPKA         NONE           NONE               NONE             NONE
GARY L. PETERSEN       NONE           NONE               NONE             NONE
ROY A. SMITH           NONE           NONE               NONE             NONE
L.B. THOMAS            NONE           NONE               NONE             NONE


FUND DIRECTORS AND OFFICERS DO NOT RECEIVE ANY PENSION, RETIREMENT, OR OTHER PLAN BENEFITS FROM THE FUND.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     NO PERSON OR SHAREHOLDER HAS CONTROL OF BRIDGES INVESTMENT FUND, INC. CONTROL IS DEFINED TO MEAN THE BENEFICIAL OWNERSHIP, EITHER DIRECTLY OR INDIRECTLY, OF MORE THAN 25% OF THE VOTING SECURITIES OF THE FUND.

     NO PERSON OR SHAREHOLDER OWNED OF RECORD OR BENEFICIALLY MORE THAN 5% OF THE FUND'S OUTSTANDING CAPITAL STOCK AS OF JANUARY 31, 1999, WHEN THE FUND HAD A TOTAL OF 1,421,548 SHARES OUTSTANDING: HOWEVER, A GROUP CONSISTING OF THE FAMILY MEMBERS OF EDSON L. BRIDGES II, BENEFICIALLY OWNED 4.88% AS OF JANUARY 31, 1999.

     THE FAMILY OF EDSON L. BRIDGES II IS COMPOSED OF THE FOLLOWING MEMBERS:
SALLY S. BRIDGES, WIFE; EDSON L. BRIDGES III, A MARRIED SON; JENNIFER B. HICKS, A MARRIED DAUGHTER; ROBERT W. BRIDGES, A MARRIED SON; AND MARVIN W. BRIDGES, JR., A BROTHER. A COMPLETE DESCRIPTION OF OWNERSHIP OF FUND SHARES BY BRIDGES' FAMILY MEMBERS MAY BE FOUND IN THE FUND'S 1999 PROXY STATEMENT.

     THE OFFICERS AND DIRECTORS OF THE FUND OWNED BENEFICIALLY AND OF RECORD, OR HAD THE POWER TO VOTE, 129,213 SHARES OF THE FUND'S STOCK. THE MEMBERS OF THE IMMEDIATE FAMILIES OF OFFICERS AND DIRECTORS OWNED AN ADDITIONAL 110,026 SHARES FOR A TOTAL BENEFICIAL OWNERSHIP OF THESE PERSONS OF 239,239 SHARES WHICH WAS EQUAL TO 16.83% OF THE 1,421,548 SHARES OUTSTANDING AS OF JANUARY 31, 1999.


BRIDGES INVESTMENT FUND, INC.           13              FEBRUARY 19, 1999
  STATEMENT - - PART B


     WITH RESPECT TO THE ATTRIBUTED BENEFICIAL SHARE INTERESTS REPORTED FOR OFFICERS OF THE FUND FOR HOLDINGS OF THE FUND BY THE BRIDGES INVESTMENT COUNSEL, INC. PENSION PLAN AND THE BRIDGES INVESTMENT COUNSEL, INC. PROFIT SHARING TRUST, ALL SHARES ALLOCATED TO THE ACCOUNTS OF PARTICIPANTS ARE ESTIMATES AS OF JANUARY 31, 1999. WHILE THE AGGREGATE SHAREHOLDING NUMBERS ARE ACCURATE, THE TRUSTEES OF THE PENSION PLAN AND THE PROFIT SHARING TRUST WILL NOT REPORT THE ALLOCATIONS TO PARTICIPANTS FOR DECEMBER 31, 1998, UNTIL MARCH 15, 1999, BECAUSE THE FINANCIAL INFORMATION UPON WHICH THE ALLOCATIONS ARE MADE TO PARTICIPANTS WAS NOT COMPLETE ON THE FEBRUARY 19, 1999, FILING DATE FOR THIS STATEMENT OF ADDITIONAL INFORMATION, AND SUCH INFORMATION USUALLY IS NOT AVAILABLE FOR A VARIETY OF REASONS AND FACTORS RELATED TO THE CALCULATION OF BONUSES FOR EMPLOYEES AND THE FILING OF THE CORPORATE FEDERAL INCOME TAX FOR BRIDGES INVESTMENT COUNSEL, INC. ACCORDINGLY, THE DISCLOSURE OF BENEFICIAL INTERESTS IN THE PENSION PLAN AND PROFIT SHARING TRUST ARE BASED UPON DECEMBER 31, 1997, AND SEPTEMBER 30, 1998, PERCENTAGE INTERESTS FOR ALLOCATIONS OF THE JANUARY 31, 1999, SHARES OWNED BY THESE TRUSTS.

     BRIDGES INVESTMENT COUNSEL, INC. INITIATED A 401(K) ADDITIONAL FEATURE TO THE FIRM'S PROFIT SHARING TRUST IN 1988. THE NATIONAL BANK OF COMMERCE TRUSTEE HOLDS 5,279 SHARES FOR THREE PARTICIPANTS WHO ARE OFFICERS OF THE FUND AND ITS INVESTMENT ADVISERS: EDSON L. BRIDGES III, WHOSE OWNERSHIP INTEREST IS 3,379 SHARES, MARY ANN MASON, WHOSE OWNERSHIP INTEREST IS 1,722 SHARES, AND KATHLEEN
J. STRANIK, WHOSE OWNERSHIP INTEREST IS 178 SHARES.

     UNLESS OTHERWISE NOTED, ALL DISCLOSURES OF SHAREHOLDER OWNERSHIP IN THIS SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ARE MADE AS OF THE CLOSE OF BUSINESS ON JANUARY 31, 1999.

INVESTMENT ADVISORY AND OTHER SERVICES

     CONTROL PERSONS -- TWO PERSONS, EDSON L. BRIDGES II AND EDSON L. BRIDGES III, OF THE FOURTEEN MEMBERS OF THE BOARD OF DIRECTORS OF THE FUND ARE ALSO DIRECTORS AND OFFICERS OF THE INVESTMENT ADVISER, BRIDGES INVESTMENT COUNSEL, INC.

     MR. BRIDGES IS PRESIDENT AND DIRECTOR OF BRIDGES INVESTMENT COUNSEL, INC. AND CHAIRMAN AND CHIEF EXECUTIVE OFFICER AND DIRECTOR OF BRIDGES INVESTMENT FUND, INC. THE TOTAL OF 600 SHARES OF CAPITAL STOCK OF THE INVESTMENT ADVISER ARE OWNED AS FOLLOWS: EDSON L. BRIDGES II, 525 SHARES; EDSON L. BRIDGES III, SIX SHARES; SALLY S. BRIDGES, WIFE OF EDSON L. BRIDGES II, THREE SHARES; AND NATIONAL BANK OF COMMERCE, AS TRUSTEE FOR THE BRIDGES INVESTMENT COUNSEL, INC. PROFIT SHARING TRUST, 66 SHARES.

     SALLY S. BRIDGES, EDSON L. BRIDGES II, AND EDSON L. BRIDGES III ARE THE THREE DIRECTORS OF BRIDGES INVESTMENT COUNSEL, INC. MR. AND MRS. EDSON L. BRIDGES II HAVE BEEN DIRECTORS OF BRIDGES INVESTMENT COUNSEL, INC. SINCE JANUARY 2, 1963. MR. EDSON L. BRIDGES III WAS ELECTED A DIRECTOR ON DECEMBER 30, 1987.


BRIDGES INVESTMENT FUND, INC.            14          FEBRUARY 19, 1999
  STATEMENT - - PART B



     AFFILIATED PERSONS -- AS DIRECTORS AND OFFICERS OF BOTH BRIDGES INVESTMENT COUNSEL, INC. AND BRIDGES INVESTMENT FUND, INC., MR. EDSON L. BRIDGES II AND MR. EDSON L. BRIDGES III ARE AFFILIATED PERSONS OF BOTH ORGANIZATIONS. THERE ARE NO OTHER AFFILIATED PERSONS OF THE INVESTMENT ADVISER AND THE FUND.

     ADVISORY FEES -- BRIDGES INVESTMENT FUND, INC. PAID BRIDGES INVESTMENT COUNSEL, INC. THE FOLLOWING DOLLAR AMOUNTS FOR THE LAST THREE FISCAL YEARS AS AN INVESTMENT ADVISORY FEE: $135,586 IN 1996, $170,328 IN 1997 AND $209,938 IN
1998. THESE FEES ARE BASED ON THE MONTH-ENDING NET ASSETS, AVERAGED FOR A THREE-MONTH PERIOD, AND A 1/8 OF 1% FEE BASIS IS APPLIED TO THE RESULTING NUMBER. THE ANNUAL FEE BASIS IS 1/2 OF 1%. THE ANNUAL FEE IS THE SUM OF THE FOUR QUARTERLY FEES. THE ADVISORY FEE WAS NOT REDUCED BY ANY CREDITS DURING THE LAST THREE FISCAL YEARS.

     EXPENSE LIMITATION -- BRIDGES INVESTMENT COUNSEL, INC. HAS AGREED WITH THE FUND TO PAY ANY EXPENSES, PROPERLY OWED BY THE FUND, WHICH EXCEED 1 1/2% OF THE AVERAGE NET ASSETS FOR ANY YEAR. THERE HAVE BEEN NO EXPENSE REIMBURSEMENTS DURING THE LAST THREE FISCAL YEARS.

     SERVICES PERFORMED ON BEHALF OF FUND -- SERVICES WHICH ARE SUPPLIED OR PAID FOR WHOLLY OR IN SUBSTANTIAL PART BY THE INVESTMENT ADVISER IN CONNECTION WITH THE INVESTMENT ADVISORY CONTRACT ARE: OCCUPANCY AND OFFICE RENTAL; REGISTRATION AND FILING FEES; SALARIES AND COMPENSATION OF THE FUND'S DIRECTORS AND OFFICERS; TRADING DEPARTMENT FOR SECURITIES; AND PROSPECTUS PREPARATION AND PRINTING. IN EFFECT, BRIDGES INVESTMENT COUNSEL, INC. SUPPLIES ALL PERSONNEL, EQUIPMENT, FACILITIES, AND ADMINISTRATIVE SERVICES AT ITS EXPENSE THAT WOULD BE PROVIDED FOR ALL INVESTMENT ADVISORY CLIENTS OF THE FIRM. IN ADDITION, BRIDGES INVESTMENT COUNSEL, INC. PAYS FOR ALL EXPENSES OF MAINTAINING FEDERAL AND STATE REGISTRATIONS AND THE MAJORITY OF LEGAL EXPENSES OF THE FUND INCLUDING THE COSTS ASSOCIATED WITH MASTER PLANS FOR STANDARD RETIREMENT PLANS AND INDIVIDUAL RETIREMENT ACT ACCOUNTS. LASTLY, THE INVESTMENT ADVISER PERFORMS ALL SERVICES NOT SPECIFICALLY IDENTIFIED TO ENSURE AN ORDERLY BUSINESS OPERATION OF THE FUND.

     THE FUND PAYS BRIDGES INVESTMENT COUNSEL, INC. FOR ACCOUNTING, CLERICAL, AND BOOKKEEPING SERVICES RELATED SOLELY TO SPECIAL FUNCTIONS FOR THE FUND AND FOR POSTAGE, STATIONERY, FORMS, SUPPLIES AND PRINTING -- INCLUDING QUARTERLY REPORTS TO SHAREHOLDERS. BRIDGES INVESTMENT COUNSEL, INC. PROVIDES THE STAFF PERSONNEL AND SERVICES FOR THESE TASKS, AND THE ADVISORY FIRM IS REIMBURSED AT ITS COST FOR THESE SERVICES.

     OTHER SERVICES -- THE FUND PAYS FOR THE SERVICES OF THE INDEPENDENT AUDITOR KPMG PEAT MARWICK LLP, 1501 TWO CENTRAL PARK PLAZA, OMAHA, NEBRASKA 68102. THE FUND ALSO PAYS THE FEES AND COSTS OF FIRST NATIONAL BANK OF OMAHA, NEBRASKA, THE


BRIDGES INVESTMENT FUND, INC.              15            FEBRUARY 19, 1999
  STATEMENT - - PART B




FUND CUSTODIAN. THE FUND ALSO BEARS THE COST OF THE INSURANCE PREMIUMS TO PROVIDE $500,000 IN FIDELITY AND ERRORS AND OMISSIONS COVERAGES UNDER AN INVESTMENT COMPANY BLANKET BOND EFFECTIVE APRIL 1, 1988. ICI MUTUAL INSURANCE COMPANY, P.O. BOX 730, BURLINGTON, VERMONT 05402-0730 IS THE CARRIER SUPPLYING THE COVERAGE.

     BRIDGES INVESTOR SERVICES, INC., 8401 WEST DODGE ROAD, OMAHA, NEBRASKA 68114, ACTS AS DIVIDEND DISBURSING AND TRANSFER AGENT FOR THE FUND. FOR ITS SERVICES AS TRANSFER AGENT, SERVICES IS PAID A QUARTERLY FEE BY THE FUND OF $325 ($1,300 ANNUALLY). THIS IS A FIXED FEE WHICH COVERS TRANSFER AGENT COSTS, REGARDLESS OF THE NUMBER OF FUND SHARE TRANSACTIONS. FOR ITS SERVICES AS DIVIDEND DISBURSING AGENT, SERVICES IS PAID BY THE FUND A FIXED FEE QUARTERLY OF $300 ($1,200 ANNUALLY). THE FUND ALSO PAYS SERVICES A QUARTERLY FEE OF $225 ($900 ANNUALLY) FOR ADMINISTRATIVE SERVICES PROVIDED TO THE FUND. IN ADDITION TO THESE FIXED FEES, THE FUND PAYS TO SERVICES A $1.00 PER TRANSACTION FEE FOR OPENING A NEW ACCOUNT AND TRANSFERS IN, AND A $1.50 PER TRANSACTION FEE FOR FUND SHARE REDEMPTIONS AND TRANSFERS OUT. OTHER ADMINISTRATIVE AND OPERATIONAL SERVICES PROVIDED TO THE FUND, INCLUDING PREPARATION AND MAILING OF TAX FORMS ON BEHALF OF THE FUND, ARE BILLED ON A TIME BASIS OF $24 PER HOUR. THE FUND REIMBURSES SERVICES FOR POSTAGE AND OTHER OUT-OF-POCKET DISBURSEMENT COSTS. SERVICES ALSO CHARGES TRANSACTIONAL FEES TO SHAREHOLDERS OF THE FUND AS DESCRIBED IN THE FUND'S PROSPECTUS. FOR THE YEAR ENDED DECEMBER 31, 1998, THE FUND PAID A TOTAL OF $11,299.18 TO SERVICES FOR ALL SERVICES PROVIDED TO THE FUND DURING 1998 (EXCLUDING REIMBURSEMENT FOR EXPENSE DISBURSEMENTS BY SERVICES ON BEHALF OF THE FUND).

     INDEPENDENT AUDITORS -- KPMG PEAT MARWICK LLP CONDUCTS THE ANNUAL AUDIT OF THE FUND'S OPERATION IN ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS, THE APPLICABLE REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION, AND THE PROVISIONS OF THE INTERNAL REVENUE CODE. REPRESENTATIVES OF KPMG PEAT MARWICK LLP MEET WITH THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS TO ESTABLISH THE SCOPE OF EACH AUDIT. THE FEDERAL AND STATE INCOME TAX RETURNS ARE PREPARED BY THE STAFF OF KPMG PEAT MARWICK LLP. LASTLY, KPMG PEAT MARWICK LLP PROVIDES CONSENTS TO PERMIT THE FILING OF FINANCIAL STATEMENTS WITH APPROPRIATE DOCUMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION AT VARIOUS TIMES THROUGHOUT THE YEAR, AND A PARTNER OF THE FIRM OR HIS REPRESENTATIVE WILL BE IN ATTENDANCE AT THE ANNUAL MEETING OF STOCKHOLDERS TO ANSWER ANY INQUIRIES AT THAT TIME.



BROKERAGE ALLOCATIONS AND OTHER PRACTICES

     TRANSACTIONS IN THE FUND'S PORTFOLIO OF SECURITIES ARE EFFECTED THROUGH A NUMBER OF BROKERS TO REFLECT THE AVAILABILITY OF SECURITY RESEARCH INFORMATION, EXECUTION AND OTHER OPEN MARKET SERVICES, AND GOODWILL OR OTHER FACTORS.



BRIDGES INVESTMENT FUND, INC.             16               FEBRUARY 19, 1999
  STATEMENT - - PART B



     THE TOTAL BROKERAGE FEES PAID ON SECURITIES TRANSACTIONS FOR THE FUND FOR THE LAST THREE FISCAL YEARS WERE: $16,091.31 IN 1996, $23,917.11 IN 1997 AND $45,224.00 IN 1998. THE FUND'S MANAGEMENT HAS NO PLANS TO VARY THE BROKERAGE COMMISSION ACTIVITY FROM THE PATTERN SHOWN DURING THE LAST THREE FISCAL YEARS. DURING 1998, BROKERAGE COMMISSIONS ATTRIBUTED TO SECURITY RESEARCH INFORMATION WERE $45,224.00 OR 100.00% OF THE TOTAL. THERE WERE NO COMMISSIONS ATTRIBUTED TO SPECIAL BROKERAGE SERVICES OR TO GOOD WILL IN 1998.

     THIRTEEN BROKERS WERE USED BY THE FUND DURING 1998, RESULTING IN AN AVERAGE COMPENSATION PER BROKERAGE FIRM OF $3,478.77. THE LARGEST AMOUNT RECEIVED BY ANY FIRM WAS $9,861.00. THE FUND HAS NO PLANS TO CONCENTRATE SECURITIES TRANSACTION ORDERS WITH ANY SINGLE BROKER OR GROUP OF BROKERS. THERE WERE NO BROKERAGE CONCERNS OR INDIVIDUALS ACTING AS BROKERS WHO WERE AFFILIATED WITH THE FUND OR ITS INVESTMENT ADVISER, BRIDGES INVESTMENT COUNSEL, INC. IN 1998, THE FUND PURCHASED SHARES OF MERRILL LYNCH & CO., INC., WHICH IS A BROKERAGE FIRM USED BY THE FUND FROM TIME TO TIME. AS OF DECEMBER 31, 1998, THE FUND'S HOLDINGS IN MERRILL LYNCH HAD A VALUE OF $200,250, REPRESENTING 0.4% OF FUND ASSETS. THE FUND PAID MERRILL LYNCH $5,150 IN BROKERAGE COMMISSIONS IN 1998.

     THE RESEARCH INFORMATION PURCHASED WITH THE FUND'S BROKERAGE COMMISSIONS WAS PROVIDED TO THE FUND'S INVESTMENT ADVISER, BRIDGES INVESTMENT COUNSEL, INC., AND THIS MATERIAL BENEFITED ALL CLIENTS OF THAT FIRM, INCLUDING THE FUND. MANY CLIENTS OF BRIDGES INVESTMENT COUNSEL, INC. PARTICIPATE IN AN INFORMAL PROGRAM OF PLACING BROKERAGE TRANSACTIONS TO OBTAIN SECURITY RESEARCH INFORMATION; THUS, THE FUND AND ITS INVESTMENT ADVISER BENEFIT FROM THE BROKERAGE TRANSACTIONS OF MANY CLIENTS OF THE INVESTMENT ADVISER. MOST BROKERAGE FIRMS DO NOT PRICE THEIR RESEARCH SERVICES; THEREFORE, IT IS NOT POSSIBLE TO PLACE A MONETARY VALUE ON SUCH SERVICES.

     THE ADVENT OF NEGOTIATED BROKERAGE COMMISSIONS ON MAY 1, 1975, ENDED THE UNIFORM COMMISSION SCHEDULE OF NEW YORK STOCK EXCHANGE MEMBER FIRMS. AS A RESULT, IT IS DIFFICULT TO CONSTRUCT STUDIES OF COMPARABLE COSTS AND SERVICES ON EACH SECURITY TRANSACTION OF THE FUND. ACCORDINGLY, THE DISINTERESTED DIRECTORS OF BRIDGES INVESTMENT FUND, INC. HAVE AGREED THAT BRIDGES INVESTMENT COUNSEL, INC. MAY CAUSE THE FUND TO PAY A MEMBER OF AN EXCHANGE, BROKER, OR DEALER AN AMOUNT OF COMMISSION FOR EFFECTING A SECURITIES TRANSACTION BY THE FUND IN EXCESS OF THE AMOUNT OF COMMISSION WHICH WOULD HAVE BEEN CHARGED BY ANOTHER PERSON FOR EFFECTING SUCH TRANSACTIONS, PROVIDING THAT BRIDGES INVESTMENT COUNSEL, INC. DETERMINES IN GOOD FAITH THAT SUCH COMMISSION WAS REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED BY SUCH EXCHANGE MEMBER, BROKER, OR DEALER SUBJECT ONLY TO THE LIMITATIONS AND DEFINITIONS CONTAINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934 AND TO A PERIODIC REVIEW BY THE DISINTERESTED DIRECTORS OF THE ACTIONS OF THE INVESTMENT ADVISER IN DIRECTING THE BROKERAGE BUSINESS OF THE FUND. BECAUSE OF THE PRACTICE OF USING SECURITIES TRANSACTIONS TO PURCHASE BROKERAGE SERVICES AND RESEARCH, THE FUND MAY NOT RECEIVE THE LOWEST POSSIBLE AGGREGATE EXECUTION COST WITH RESPECT TO ANY GIVEN BROKERAGE TRANSACTION.


BRIDGES INVESTMENT FUND, INC.           17              FEBRUARY 19, 1999
  STATEMENT - - PART B


     BRIDGES INVESTMENT COUNSEL, INC. IS ABLE TO SECURE DISCOUNTS FROM THE UNIFORM BROKERAGE COMMISSION SCHEDULE WHICH WAS IN EFFECT ON APRIL 30, 1975, FOR LISTED SECURITIES DURING THE PERIOD FROM MAY 1, 1975, THROUGH DECEMBER 31, 1998. THE BOARD OF DIRECTORS REVIEWS AND APPROVES THE LEVEL OF DISCOUNTS AND THE ACTUAL BROKERAGE COSTS ON EACH TRANSACTION IN THE PORTFOLIO AT EACH QUARTERLY MEETING. THE INVESTMENT ADVISER BELIEVES THESE DISCOUNTS TO BE APPROPRIATE AND SIMILAR TO THOSE EARNED BY OTHER INSTITUTIONAL PORTFOLIOS OF THE SIZE OF THE FUND. MR. EDSON L. BRIDGES III, PRESIDENT OF THE FUND, SELECTS THE BROKERS TO BE EMPLOYED FOR SECURITIES TRANSACTIONS OF THE FUND, AND HE DETERMINES THE ACCEPTABILITY OF THE DISCOUNT.

CAPITAL STOCK AND OTHER SECURITIES

     The Fund's capital structure consists of 3,000,000 authorized shares of capital stock (par value of one dollar per share) with 2,201,764 shares issued as of December 31, 1998. Fund shares have equal rights as to voting, redemption, dividends, and liquidation, with cumulative voting for the election of directors. The shares are redeemable on written demand of the holder and are transferable. The shares have no preemptive or conversion rights and are not subject to assessment. Fractional shares have the same rights proportionately as full shares, except they do not carry the right to vote.

     Shares redeemed by the Fund cannot be reissued, and the Fund's authorized capital stock shall be deemed to be reduced by the number of shares redeemed. At December 31, 1998, 788,033 shares of the Fund had been redeemed since inception of the Fund in 1963. The Fund's net shares of capital stock outstanding were 1,413,731 on December 31, 1998.

     CUMULATIVE VOTING _ FUND SHARES ARE ENTITLED TO CUMULATIVE VOTING RIGHTS. THIS PROVISION PERMITS A SHAREHOLDER TO ALLOCATE THE VOTES OF HIS SHARES TOWARDS ONE OR MORE DIRECTORS IN ORDER TO INCREASE THE INFLUENCE OF HIS OWNERSHIP TOWARDS THE DIRECTOR OR DIRECTORS SELECTED FOR HIS SUPPORT IN AN ELECTION OF DIRECTORS.

PURCHASE, REDEMPTION, AND PRICING OF SECURITIES BEING OFFERED

     GENERAL INFORMATION -- SHARES OF THE FUND ARE OFFERED AND SOLD DIRECTLY TO INVESTORS AT NET ASSET VALUE PER SHARE THROUGH THE FUND'S OFFICE, WHICH IS THE ONLY POINT OF DISTRIBUTION FOR THE PROSPECTUS, PART A, THE STATEMENT OF ADDITIONAL INFORMATION, PART B, AND OTHER INFORMATION, PART C. THE FUND DOES NOT HAVE ANY ARRANGEMENTS WITH UNDERWRITERS OR BROKER DEALERS WITH RESPECT TO THE PURCHASE OR SALE OF FUND SHARES, NOR MAKE ANY PAYMENTS TO UNDERWRITERS OR BROKER-DEALERS IN CONNECTION WITH THE PURCHASE OR SALE OF FUND SHARES. INFORMATION CONCERNING THE METHODS OF PURCHASE AND REDEMPTION OF FUND SHARES ARE SET FORTH IN THE FUND'S PROSPECTUS. THE FUND DOES NOT USE LETTERS OF INTENT, CONTRACTUAL ACCUMULATION PLANS, WITHDRAWAL PLANS, OR EXCHANGE PRIVILEGES.


BRIDGES INVESTMENT FUND, INC.          18                 FEBRUARY 19, 1999
  STATEMENT - - PART B



     SHAREHOLDERS WHO REQUIRE ASSISTANCE IN GATHERING COST HISTORY AND SHARE INFORMATION REGARDING THEIR ACCOUNT WITH THE FUND SHOULD ANTICIPATE THAT BRIDGES INVESTOR SERVICES, INC. AS TRANSFER AGENT, WILL BILL THE DIRECT COSTS OF SUCH INVESTIGATIONS DIRECTLY TO THE SHAREHOLDER WITH AN EXPLANATION OF THE TYPE OF WORK CONDUCTED, THE DATES AND TIME COMMITTED, AND THE EXPENSES INCURRED BY SERVICES. IN THE NORMAL SITUATION, THE MAXIMUM CHARGE PER INQUIRY OF THIS TYPE WILL BE $25.00.

     VALUATION -- THE METHODS FOR DETERMINING THE NET ASSET VALUE PER SHARE OF THE FUND FOR PURCHASE OF SHARES AND THE NET ASSET VALUE PER SHARE FOR THE REDEMPTION OF OR SALES OF SHARES BACK TO THE FUND ARE DESCRIBED IN THE FUND'S PROSPECTUS.

     SPECIMEN PRICE MAKE UP -- PLEASE REFER TO APPENDIX A FOR A COPY OF THE PRICE MAKE UP FORM USED BY THE FUND. THE EXAMPLE OR ILLUSTRATION USES THE ACTUAL DATA AND METHODS USED FOR THE FUND ON DECEMBER 31, 1998. THE AUDITED BALANCE SHEET INFORMATION WILL PROVIDE THE SAME INFORMATION WITH A DIFFERENT FORMAT AND CLASSIFICATION OF ITEMS FOR THE PURPOSE OF PROPER FINANCIAL STATEMENT PRESENTATION.

     OTHER DISCLOSURES -- THE FUND PRICES ITS SHARES ONLY ONCE PER DAY AFTER THE CLOSE OF THE NEW YORK STOCK EXCHANGE. THERE IS NO DIFFERENCE IN THE NET OFFERING PRICE CHARGED TO THE GENERAL PUBLIC AND THAT PRICE WHICH IS CHARGED TO OFFICERS, DIRECTORS, AND EMPLOYEES OF EITHER THE FUND OR ITS INVESTMENT ADVISER. THE FUND DOES NOT USE RULE 2A-7 UNDER THE GENERAL RULES AND REGULATIONS OF THE INVESTMENT COMPANY ACT OF 1940 FOR THE PURPOSE OF PRICING ITS SHARES TO THE PUBLIC.


Description of Fund Plans

      STANDARD RETIREMENT PLAN -- BRIDGES INVESTMENT FUND, INC. OFFERS A MASTER STANDARD RETIREMENT PLAN (AS AMENDED AND RESTATED AS OF JANUARY 1, 1989) FOR CORPORATIONS, SELF-EMPLOYED INDIVIDUALS, AND PARTNERSHIPS AND THEIR EMPLOYEES. INVESTORS MAY CHOOSE A MONEY PURCHASE PENSION PLAN, A PROFIT SHARING PLAN WHICH INCLUDES A SALARY REDUCTION ARRANGEMENT UNDER SECTION 401(K) OF THE CODE WITHIN THE STANDARD RETIREMENT PLAN, INCLUDING A SIMPLE MODEL AMENDMENT FOR EMPLOYERS WITH LESS THAN 100 EMPLOYEES. THE MASTER PLAN INCLUDES A STANDARD CUSTODIAL AGREEMENT (AS AMENDED AND RESTATED AS OF JANUARY 1, 1989) UNDER WHICH U.S. BANK NATIONAL ASSOCIATION, OMAHA, NEBRASKA, WILL ACT AS CUSTODIAN. BRIDGES INVESTOR SERVICES, INC. WILL INVEST ALL CONTRIBUTIONS TO THE PLAN IN THE SHARES OF THE FUND AT NET ASSET VALUE, INVEST ALL DIVIDENDS AND CASH DISTRIBUTIONS IN SHARES OF THE FUND AT NET ASSET VALUE (LESS A $1.05 REINVESTMENT FEE PER PAYMENT), AND RECEIVE ON BEHALF OF THE CUSTODIAN SERVICE FEES CHARGEABLE TO THE PARTICIPANT ACCOUNTS IN THE PLAN OR THE EMPLOYER SPONSORING THE PLAN AS FOLLOWS:


BRIDGES INVESTMENT FUND, INC.          19             FEBRUARY 19, 1999
  STATEMENT - - PART B


     . ACCEPTANCE FEE:  $5.00 FOR EACH PERSON PARTICIPATING IN THE PLAN;

     . ANNUAL MAINTENANCE FEE:  $8.00 PER YEAR FOR EACH PERSON WHO IS A
       PARTICIPANT DURING ANY PART OF THE PLAN YEAR, INCLUDING PARTICIPANTS RECEIVING PERIODIC DISTRIBUTIONS UNDER THE PLAN AND INCLUDING ANY OWNER-EMPLOYEE WHOSE ACCOUNT IS BEING HELD BY THE CUSTODIAN AFTER TERMINATION OF THE PLAN AND BEFORE DISTRIBUTION;

     . TERMINATION FEE:  $8.00 PER PARTICIPANT ON THE TERMINATION OF THE PLAN
       OR ON THE INITIAL WITHDRAWAL FROM SUCH PARTICIPANT'S ACCOUNT;

     . PERIODIC CASH DISTRIBUTION:  $1.75 FOR EACH PAYMENT;

     . REINVESTMENT OF CASH DISTRIBUTIONS (DIVIDEND AND CAPITAL GAINS PAYMENTS
       FROM THE SHARES OF THE FUND):  $1.05 FOR EACH REINVESTMENT.

THE FOREGOING CHARGES MAY BE DEDUCTED BY THE CUSTODIAN FROM EMPLOYER CONTRIBUTIONS, DIVIDENDS OR CAPITAL GAINS DISTRIBUTIONS, PERIODIC CASH DISTRIBUTIONS, AND TERMINATION REMITTANCES BEFORE INVESTMENTS OR SEPARATION PAYMENTS ARE MADE. EXTRAORDINARY SERVICES RESULTING FROM UNUSUAL ADMINISTRATIVE RESPONSIBILITIES NOT CONTEMPLATED BY THE ABOVE SCHEDULE WILL BE SUBJECT TO SUCH ADDITIONAL CHARGES AS WILL REASONABLY COMPENSATE THE CUSTODIAN FOR THE ACTIONS AND RESPONSIBILITIES INVOLVED THAT WILL BE DESCRIBED ON A SPECIFIC BILLING STATEMENT.

      THE ACCEPTANCE FEE AND FIRST ANNUAL MAINTENANCE FEE FOR EACH PLAN PARTICIPANT MAY BE DEDUCTED BY THE CUSTODIAN FROM THE INITIAL CONTRIBUTION PAYMENT WHEN THE PLAN IS ESTABLISHED. SUBSEQUENT FEES ARE DEDUCTED FROM CONTRIBUTION PAYMENTS IN ANY GIVEN YEAR TO THE EXTENT CONTRIBUTIONS ARE MADE AND OTHERWISE ARE PAID BY LIQUIDATION OF ASSETS FROM A PARTICIPANT'S ACCOUNT. TO THE EXTENT ASSETS OF PARTICIPANT ACCOUNTS ARE INSUFFICIENT TO PAY FEES OF THE CUSTODIAN OR OTHER EXPENSES OF THE PLAN, THE STANDARD CUSTODIAL AGREEMENT PROVIDES THAT SUCH EXPENSES WILL BE CHARGED TO THE EMPLOYER.

      THE FEES FOR THE FOREGOING ARE SUBJECT TO ADJUSTMENT FROM TIME TO TIME BY WRITTEN AGREEMENT BETWEEN THE CUSTODIAN AND THE EMPLOYER. IN ADDITION, THE CUSTODIAN IS ENTITLED TO REIMBURSEMENT FOR CERTAIN EXPENSES AND TAXES, INCLUDING SECURITIES TRANSFER TAXES. THE CUSTODIAN MAY RESIGN OR BE REMOVED, AND A SUCCESSOR CUSTODIAN MAY BE APPOINTED.

      IF AN INVESTOR DESIRES TO APPOINT A DIFFERENT BANK AS CUSTODIAN, HE MAY MAKE HIS OWN FEE ARRANGEMENTS WITH THE BANK OF HIS CHOICE. FOR FURTHER DETAILS, SEE THE FORM OF STANDARD RETIREMENT PLAN NO. 001, PROFIT SHARING, AND NO. 002, MONEY PURCHASE PENSION, AND THEIR RELATED STANDARD CUSTODIAL AGREEMENTS, COPIES OF WHICH MAY BE OBTAINED FROM THE FUND'S OFFICE AT THE ADDRESS SHOWN ON THE


BRIDGES INVESTMENT FUND, INC.            20                 FEBRUARY 19, 1999
  STATEMENT - - PART B




COVER OF THIS PROSPECTUS. THE AMENDED DOCUMENTS AS OF JANUARY 1, 1989, WERE FILED WITH THE INTERNAL REVENUE SERVICE FOR APPROVAL AS PROTOTYPE MASTER PLANS IN DECEMBER, 1989. THE IRS HAS ASSIGNED QUALIFIED SERIAL NUMBERS TO THESE PLANS.

      IN UNDERTAKING SUCH A RETIREMENT PLAN INVOLVING INVESTMENTS OVER A PERIOD OF YEARS, IT IS IMPORTANT FOR THE INDIVIDUAL TO CONSIDER HIS NEEDS AND WHETHER OR NOT THE INVESTMENT OBJECTIVES OF THE FUND, DESCRIBED IN THIS PROSPECTUS, ARE LIKELY TO FULFILL THEM. AN INVESTOR WHO CONTEMPLATES ESTABLISHMENT OF SUCH A PLAN SHOULD CONSULT WITH HIS ATTORNEY AND/OR HIS PUBLIC ACCOUNTANT.

      THE PROTOTYPE STANDARDIZED PROFIT SHARING PLAN WITH CODA KNOWN IN OUR FUND AS STANDARD RETIREMENT PLAN NO. 001 (AS AMENDED AND RESTATED AS OF JANUARY 1,
1989) PROFIT SHARING WITH A SALARY REDUCTION ARRANGEMENT UNDER SECTION 401(K) OF THE INTERNAL REVENUE CODE RECEIVED APPROVAL FROM THE INTERNAL REVENUE SERVICE ON JULY 31, 1990. THIS PLAN NO. 001 IS IDENTIFIED BY LETTER SERIAL NO: D249067A. THE PROTOTYPE STANDARDIZED MONEY PURCHASE PENSION PLAN DESCRIBED BY OUR FUND AS THE STANDARD RETIREMENT PLAN NO. 002 (AS AMENDED AND RESTATED AS OF JANUARY 1,
1989) MONEY PURCHASE PENSION RECEIVED APPROVAL FROM THE INTERNAL REVENUE SERVICE ON JULY 31, 1990. THIS PLAN NO. 002 IS IDENTIFIED BY LETTER SERIAL NO:
D249068A. BOTH PLANS HAVE INCORPORATED MODEL AMENDMENTS PUBLISHED BY THE INTERNAL REVENUE SERVICE WHICH ADOPT ALL CHANGES REQUIRED BY THE TAX LAWS SINCE THE PLANS WERE RESTATED.

INDIVIDUAL RETIREMENT CUSTODIAN ACCOUNT PROTOTYPE

      AN INVESTOR, REFERRED TO AS A DEPOSITOR IN THIS SECTION OF THE PROSPECTUS, MAY WISH TO PURCHASE SHARES OF BRIDGES INVESTMENT FUND, INC. IN CONJUNCTION WITH THE RETIREMENT BENEFITS PROVIDED BY THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974. THERE IS AVAILABLE THROUGH BRIDGES INVESTMENT FUND, INC. A PROTOTYPE INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT WITH APPLICATION FORM, CONTRIBUTION FORM, AND DISCLOSURE STATEMENT.

      THE CUSTODIAN AGREEMENT PROVIDES THAT U.S. BANK NATIONAL ASSOCIATION, OMAHA, NEBRASKA, WILL FURNISH CUSTODIAL SERVICES AS REQUIRED BY SUCH ACT FOR FEES CHARGEABLE TO THE DEPOSITOR AS FOLLOWS:

     . ACCEPTANCE FEE $5.00 PAYABLE ON ESTABLISHMENT OF THE ACCOUNT.

     . ANNUAL MAINTENANCE FEE $8.00 PER YEAR UNTIL WITHDRAWALS FROM THE ACCOUNT
       ARE BEGUN BY THE DEPOSITOR OR HIS BENEFICIARY.

     . TERMINATION FEE $8.00, PAYABLE ON THE TERMINATION OF THE PLAN OR ON THE
       INITIAL WITHDRAWAL FROM THE ACCOUNT.

     . PERIODIC CASH DISTRIBUTION, $1.75 FOR EACH PAYMENT.


BRIDGES INVESTMENT FUND, INC.           21              FEBRUARY 19, 1999
  STATEMENT - - PART B



     . INVESTMENT OF CASH DISTRIBUTIONS AS DEFINED IN THIS PROSPECTUS, $1.05
       FOR EACH REINVESTMENT.

EXTRAORDINARY SERVICES RESULTING FROM UNUSUAL ADMINISTRATIVE RESPONSIBILITIES NOT CONTEMPLATED BY THE ABOVE SCHEDULE WILL BE SUBJECT TO SUCH ADDITIONAL CHARGES AS WILL REASONABLY COMPENSATE THE CUSTODIAN FOR THE SERVICES INVOLVED. THE DEPOSITOR OR THE CUSTODIAN SHALL HAVE THE RIGHT TO TERMINATE THE ACCOUNT UPON 60 DAYS' NOTICE TO THE OTHER PARTY. IN THE EVENT OF SUCH TERMINATION, THE CUSTODIAN SHALL MAKE DISTRIBUTION OF THE ACCOUNT TO THE DEPOSITOR OR TO ANOTHER QUALIFIED PLAN OR SUCCESSOR CUSTODIAN DESIGNATED BY THE DEPOSITOR.

      THE FUND'S INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT PROTOTYPE PERMITS A MAXIMUM ANNUAL CONTRIBUTION OF $2,000 OR 100% OF THE DEPOSITOR'S ANNUAL COMPENSATION FOR PERSONAL SERVICES, WHICHEVER IS LESS. IF AN INVESTOR HAS A NON-WORKING SPOUSE, AN ADDITIONAL ANNUAL CONTRIBUTION OF $2,000 IS PERMITTED TO A SEPARATE IRA MAINTAINED BY SUCH NON-WORKING SPOUSE FOR A TOTAL CONTRIBUTION OF $4,000. UNDER THE PROTOTYPE, THE ANNUAL CONTRIBUTION MAY BE DEDUCTIBLE UNDER CERTAIN CONDITIONS, AND EARNINGS, IF ANY, ACCUMULATE TAX-FREE UNTIL DISTRIBUTION AFTER AGE 59 1/2. NORMALLY, DISTRIBUTIONS FROM THE INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT PRIOR TO AGE 59 1/2, UNLESS SPECIFICALLY EXEMPTED BY LAW, WILL RESULT IN TAX PENALTIES IN ADDITION TO BEING INCLUDED IN TAXABLE INCOME. IN ADDITION, THERE IS A PENALTY ON EXCESS CONTRIBUTIONS AND A PENALTY ON INSUFFICIENT PAYOUTS AFTER AGE 70 1/2.

      TO ESTABLISH AN INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT, THE DEPOSITOR IS PROVIDED A COPY OF THE FUND'S CURRENT PROSPECTUS, THREE COPIES OF THE INDIVIDUAL RETIREMENT ACCOUNT CUSTODIAL AGREEMENT, THREE COPIES OF THE APPLICATION FORM, THREE COPIES OF THE CONTRIBUTION FORM, AND THREE COPIES OF THE DISCLOSURE STATEMENT. THE DEPOSITOR EXECUTES AND FORWARDS TO U.S. BANK NATIONAL ASSOCIATION, OMAHA, NEBRASKA, THREE COPIES OF THE APPLICATION FORM AND THREE COPIES OF THE CONTRIBUTION FORM. U.S. BANK NATIONAL ASSOCIATION, OMAHA, NEBRASKA, WILL RETURN ONE ACKNOWLEDGED COPY OF EACH FORM TO THE DEPOSITOR AND THE FUND FOR RETENTION BY EACH PARTY. THE DEPOSITOR WILL SIGN AND SEND ONE COPY OF THE DISCLOSURE STATEMENT TO THE FUND AT ITS OFFICE. THE DEPOSITOR SHOULD RETAIN THE OTHER EXECUTED COPY FOR A PERMANENT RECORD IN HIS FILES.

      THE CUSTODIAL AGREEMENT SETS FORTH PROVISIONS GOVERNING THE DEPOSITOR'S ACCOUNT, EXPRESSES THE PROHIBITED ACTIONS UNDER THE LAW, SETS FORTH THE PROVISIONS OF DISTRIBUTION OF PAYMENTS, PROVIDES THE RULES FOR REPORTS AND OTHER INFORMATION, OUTLINES THE CUSTODIAN'S RESPONSIBILITIES, AND PROVIDES FOR AMENDMENTS TO AND TERMINATION OF THE CUSTODIAL ACCOUNT.

      THE APPLICATION FORM ESTABLISHES THE CUSTODIAL ACCOUNT, COLLECTS PERTINENT INFORMATION TO GOVERN THE CUSTODIAL ACCOUNT, AND RECITES THE APPLICABLE FEES TO BE CHARGED BY U.S. BANK NATIONAL ASSOCIATION, OMAHA, NEBRASKA. BY EXECUTING THE APPLICATION FORM, THE DEPOSITOR ACKNOWLEDGES RECEIPT OF THE PROSPECTUS. THE


BRIDGES INVESTMENT FUND, INC.          22               FEBRUARY 19, 1999
  STATEMENT - - PART B




CONTRIBUTION FORM GOVERNS THE METHOD AND TYPE OF CONTRIBUTION TO THE CUSTODIAL ACCOUNT. THE DISCLOSURE STATEMENT COVERS APPROPRIATE NOTICES OF APPLICABLE PROVISIONS OF THE INTERNAL REVENUE CODE, THE FEES FOR THE ACCOUNT, AND OTHER IMPORTANT INFORMATION CONCERNING THE OPERATION OF THE INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT. PRIOR TO EXECUTING THESE DOCUMENTS, THE DEPOSITOR SHOULD READ ALL THE DOCUMENTS CONSTITUTING THE PROTOTYPE.

      THE INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT SPONSORED BY THE FUND WAS APPROVED AS A PROTOTYPE PLAN PURSUANT TO AN OPINION LETTER RECEIVED FROM THE INTERNAL REVENUE SERVICE DATED JUNE 11, 1993. THE APPROVAL LETTER CARRIES THE SERIAL NO: D111476C.

      U.S. BANK NATIONAL ASSOCIATION, OMAHA, NEBRASKA, MEETS THE APPLICABLE LEGAL REQUIREMENTS TO ACT AS THE CUSTODIAN UNDER THE PROTOTYPE.

      THE PROVISIONS TO REDEEM SHARES OF THE FUND, AS DESCRIBED IN THIS PROSPECTUS, ARE NOT CHANGED BY THE TERMS OF THE PROTOTYPE.

      THE DEPOSITOR MAY REVOKE HIS CUSTODIAN ACCOUNT WITHIN AT LEAST SEVEN DAYS OF THE DATE OF ESTABLISHMENT AS PROVIDED IN ARTICLE VI C OF THE CUSTODIAN AGREEMENT, PARAGRAPH 9 OF THE APPLICATION FORM, AND IN PARAGRAPH 3 (I) OF THE DISCLOSURE STATEMENT. A SHAREHOLDER MAY WISH TO CONSIDER A REDEMPTION OF THE FUND SHARES AS AN ALTERNATIVE TO REVOKING HIS CUSTODIAN ACCOUNT.

      IN UNDERTAKING SUCH AN INDIVIDUAL RETIREMENT CUSTODIAN ACCOUNT AS PROVIDED BY THIS PROSPECTUS AND RELATED DOCUMENTS, INVOLVING INVESTMENTS OVER A PERIOD OF YEARS, IT IS IMPORTANT FOR THE INDIVIDUAL TO CONSIDER HIS OR HER NEEDS AND WHETHER OR NOT THE INVESTMENT OBJECTIVES OF THE FUND, DESCRIBED IN THIS PROSPECTUS, ARE LIKELY TO FULFILL THEM. THE INDIVIDUAL WHO CONTEMPLATES THE ESTABLISHMENT OF THE PROTOTYPE SHOULD CONSULT WITH HIS OR HER ATTORNEY OR TAX ADVISER REGARDING APPROPRIATE ADVICE AS TO THE ACTIONS TO BE TAKEN. PARTICULAR ATTENTION SHOULD BE DIRECTED TO CHANGES IN THE DEDUCTIBILITY OF CONTRIBUTIONS TO IRAS FOR TAX YEARS COMMENCING JANUARY 1, 1987, OR LATER FOR THOSE PERSONS WHO ARE COVERED BY EMPLOYER SPONSORED DEFERRED BENEFIT PLANS AND OTHER FACTORS RELATED TO ANNUAL REPORTED TAX AMOUNTS OF SINGLE AND JOINT INCOME. REFERENCE TO IRS ANNOUNCEMENT 86-121 SHOULD ALSO BE HELPFUL, COPIES OF WHICH MAY BE OBTAINED FROM THE FUND'S OFFICE.

      ADDITIONAL CONSIDERATION SHOULD BE GIVEN BY THE INDIVIDUAL WHO CONTEMPLATES THE ESTABLISHMENT OF A PROTOTYPE TO NEW CHOICES AND OPPORTUNITIES THAT WERE CREATED IN 1997.

     1)THE SIMPLE INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT, AS DESCRIBED IN
       SECTION 408(P) OF THE INTERNAL REVENUE CODE MAY BE ESTABLISHED IN CONNECTION WITH A SALARY REDUCTION AGREEMENT. UNDER THIS FUNDING CHOICE, IT IS POSSIBLE TO SET ASIDE MORE THAN THE $2,000 PER YEAR CONTRIBUTION LIMIT FOR THE TRADITIONAL IRA ACCOUNT. DEPENDING UPON THE CIRCUMSTANCES INVOLVED, IT MAY BE POSSIBLE TO RECEIVE EMPLOYER MATCHING CONTRIBUTIONS IN THE ACCOUNT. THIS SIMPLE PLAN IS IDENTIFIED WITH THE INTERNAL REVENUE SERVICE THROUGH LETTER SERIAL NO. D111476C.


BRIDGES INVESTMENT FUND, INC.         23                FEBRUARY 19, 1999
  STATEMENT - - PART B



     2)THE ROTH INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT OPPORTUNITY FOR INVESTMENT WAS CREATED BY THE TAXPAYER RELIEF ACT OF 1997. THE LEGISLATION PROVIDES FOR A NON-DEDUCTIBLE ANNUAL CONTRIBUTION OF $2,000 FOR A WORKING SPOUSE AND A $2,000 CONTRIBUTION FOR A NON-WORKING SPOUSE. BENEFITS PAID FROM THE ROTH IRA ARE TO BE NON-TAXABLE TO THE DEPOSITOR UPON A QUALIFIED DISTRIBUTION FROM THE IRA, WHICH INCLUDES DISTRIBUTIONS MADE AFTER THE DEPOSITOR REACHES AGE 59 1/2. THE ROTH INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT MAY BE ESTABLISHED THROUGH THE EXECUTION OF THE FORM 5305-RA ISSUED UNDER SECTION 408A OF THE INTERNAL REVENUE CODE IN CONJUNCTION WITH THE STANDARD, TRADITIONAL IRA CUSTODIAL ACCOUNT OF THE FUND AS DESCRIBED ON PAGES 20 HEREIN. DEPOSITORS MAY ESTABLISH AND MAINTAIN BOTH THE "TRADITIONAL" IRA AND THE "ROTH" IRA ACCOUNTS, PROVIDED THE ASSETS ARE ALWAYS MAINTAINED IN SEPARATELY SEGREGATED ACCOUNTS AND PROVIDED FURTHER THAT THE TITLES THEREIN ACCURATELY REFLECT THE DISTINCTIONS BETWEEN THE TWO TYPES OF FUNDING PERMITTED BY STATUTE. DEPOSITORS WILL STILL HAVE A $2,000 ANNUAL LIMIT PER WORKING SPOUSE AND NON-WORKING SPOUSE, SO THAT A CHOICE MUST BE MADE BETWEEN THE CONTRIBUTION AMOUNTS THAT WOULD REPRESENT AN INCOME EXCLUSION AND THE CONTRIBUTION AMOUNTS THAT WOULD BE TAXABLE UNDERNEATH THE $2,000 ANNUAL CEILING.

     3)AN INDIVIDUAL MAY DEPOSIT UP TO $500 A YEAR INTO AN EDUCATION INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT (INTERNAL REVENUE SERVICE FORM 5305-EA) FOR A CHILD UNDER AGE 18, PROVIDED THE TOTAL CONTRIBUTIONS FOR THE CHILD DURING THE YEAR DO NOT EXCEED $500. THE CONTRIBUTOR MAY BE A PARENT, RELATIVE, FRIEND, OR OTHER PERSON, INCLUDING THE CHILD HIM/HERSELF. THE ABILITY TO CONTRIBUTE TO AN EDUCATION IRA PHASES OUT AT MODIFIED ADJUSTED GROSS INCOME LEVELS BETWEEN $95,000 AND $110,000 FOR UNMARRIED INDIVIDUALS AND BETWEEN $150,000 AND $160,000 FOR JOINT RETURN FILERS. DISTRIBUTIONS FROM AN EDUCATION IRA ARE TAX-FREE UP TO THE AMOUNT OF QUALIFIED HIGHER EDUCATION EXPENSES FOR A YEAR. QUALIFIED HIGHER EDUCATION EXPENSES INCLUDE TUITION, FEES, BOOKS, SUPPLIES, AND, IF THE BENEFICIARY IS AT LEAST A HALF-TIME STUDENT, ROOM AND BOARD.

THE FUND'S OFFICE MAINTAINS A SUPPLY OF SIMPLE INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT FORMS AND AN INVENTORY FOR THE FORM 5305-RA FOR THE ROTH IRA, AND FORM 5305-EA FOR THE EDUCATION IRA TO ASSIST DEPOSITORS TO ESTABLISH THESE TYPES OF ACCOUNTS.


TAX STATUS

      THE FUND IS QUALIFIED OR INTENDS TO QUALIFY UNDER SUBCHAPTER M OF THE INTERNAL REVENUE CODE (26 U.S.C. 851-856). THE FUND HAS NO SPECIAL OR UNUSUAL


BRIDGES INVESTMENT FUND, INC.             24              FEBRUARY 19, 1999
  STATEMENT - - PART B




TAX ASPECTS SUCH AS TAXATION RESULTING FROM FOREIGN INVESTMENT, OR FROM STATES AS A PERSONAL HOLDING COMPANY, OR FROM ANY TAX LOSS CARRYFORWARD.

UNDERWRITERS:  NONE

CALCULATION OF PERFORMANCE DATA:  NONE.
__________________________________________________________________________
     AS A PROSPECTIVE INVESTOR OR SHAREHOLDER, YOU MAY BE INTERESTED IN SECURING PART C OF THIS FILING, AND YOU MUST RECEIVE PART A, THE PROSPECTUS, IN ORDER TO MAKE AN INVESTMENT IN THE FUND. YOU MAY REQUEST COPIES OF PARTS A, B, AND C FROM THE FUND'S OFFICE AT THE ADDRESS SHOWN ON THE COVER OF PART B.
__________________________________________________________________________
FINANCIAL STATEMENTS

      THE AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1998, APPEAR AT PAGES 26 - 41 IN THIS PART B. AS A UNIT, THESE STATEMENTS INCLUDE:
THE REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS, THE SCHEDULE OF PORTFOLIO INVESTMENTS, THE STATEMENT OF ASSETS AND LIABILITIES, THE STATEMENT OF OPERATIONS, STATEMENTS OF CHANGES IN NET ASSETS, AND NOTES TO FINANCIAL STATEMENTS.

      THE FUND'S MANAGEMENT AND BOARD OF DIRECTORS ENCOURAGES PROSPECTIVE INVESTORS AND SHAREHOLDERS TO REVIEW THE AUDITED FINANCIAL STATEMENTS, PARTICULARLY THE SCHEDULE OF INVESTMENTS, TO OBTAIN A USEFUL PERSPECTIVE ABOUT SECURITIES OWNED BY THE FUND.

      THE PRICE MAKE UP SHEET, APPENDIX A, IS SHOWN ON PAGE 25; THEN THE FINANCIAL STATEMENTS FOLLOW AS A UNIT TO COMPLETE THIS PART B.



BRIDGES INVESTMENT FUND, INC.           25              FEBRUARY 19, 1999
  STATEMENT - - PART B



                              APPENDIX A(SPECIMEN)
                              PRICE MAKE UP SHEET
                               DECEMBER 31, 1998

JOURNAL FORM,                                                            ACTUAL BALANCE
LEDGER FORM,                                                             OR MARKET
SCHEDULE, OR        ACCOUNT (COST FIGURES IN PARENTHESES)                VALUE FIGURES
ACCOUNT NUMBER
ASSETS
01A-DR-C            CASH-PRINCIPAL                                       $    41,045.58
01B-DR-C            CASH-INCOME                                              115,400.23
02A-LF51            DIVIDENDS RECEIVABLE                                      39,463.44
02B-LF52            INTEREST RECEIVABLE                                       69,800.02
04A-CRDJ            ACCTS. RECEIVABLE-SUBSCRIPTIONS TO CAPITAL STOCK          93,864.37
04B-CRDJ            ACCTS. RECEIVABLE-SECURITIES SOLD                     _____________
07 _SCHEDULE 7      INV. IN SECURITIES (25,536,828.50)                    48,306,839.78
    CRS
______________  ______________________________________________________
______________  ______________________________________________________

                                                TOTAL ASSETS      $48,666,413.42


LIABILITIES:
13A-CRDJ            ACCTS. PAY.-REDEMPTIONS OF CAPITAL STOCK             $ _____1,500.00
13B-CRDJ            ACCTS. PAY.-PURCHASE OF SECURITIES                   _______________
14A-CRDJ            ACCRUED LIAB.-OPERATING EXPENSES                           83,358.75
14B-CRDJ            ACCRUED LIAB.-TAXES                                  _______________
14 -CRDJ            DISTRIBUTIONS PAYABLE                                    $148,441.75
______________  ______________________________________________________
______________  ______________________________________________________

                                                TOTAL LIABILITIES    $233,300.50

19                  NET ASSETS APPLICABLE TO OUTSTANDING
                    CAPITAL SHARES (TOT. ASSETS MINUS TOT. LIAB.) $48,433,112.92

20 -CRDJ DR-TA      CAPITAL STOCK-TOTAL SHARES OUTSTANDING      1,413,731.509
            NET ASSET VALUE PER SHARE
                        PURCHASE PRICE PER SHARE    $34.26                         34.26
                        REDEMPTION PRICE PER SHARE  $34.26      XDIV.@   .105

EQUALIZATION COMPUTATION                  NET INVESTMENT INCOME                     0.00
                    (CURRENT QTR.)         (CURRENT QTR.)
DIVIDEND INCOME     $ 96,103.67           UNDISTRIBUTED NET INCOME                  0.00
INTEREST INCOME      120,808.67            (PREVIOUS QTRS.)
TOTAL INCOME        $216,912.34             TOTAL ACCT. 21B                         0.00
                                          EQUALIZATION/SHARE                         .00
TAXES PAID          $__________            ORDERS   /
EXPENSES UNPAID       86,100.00           NET SHARES PURCH., REDEMP.         ,
,   .
REIMBURSED EXPENSES (_________)           BALANCE, EQUALIZATION                 5,018.76
TOT.EXP.POST CLOSE   __________           EQUALIZATION ENTRY
                                          EQUALIZATION FORWARD
NET INVESTMENT INC. $130,812.34           CAPITAL SHARES FORWARD            1,413,731.509




BRIDGES INVESTMENT FUND, INC.            26             FEBRUARY 19, 1999
  STATEMENT - - PART B

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF
BRIDGES INVESTMENT FUND, INC.:


     WE HAVE AUDITED THE ACCOMPANYING STATEMENT OF ASSETS AND LIABILITIES OF BRIDGES INVESTMENT FUND, INC., INCLUDING THE SCHEDULE OF PORTFOLIO INVESTMENTS, AS OF DECEMBER 31, 1998, AND THE RELATED STATEMENT OF OPERATIONS, THE STATEMENT OF CHANGES IN NET ASSETS, AND THE FINANCIAL HIGHLIGHTS FOR THE YEAR THEN ENDED. THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE THE RESPONSIBILITY OF THE FUND'S MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS BASED ON OUR AUDIT. THE ACCOMPANYING FINANCIAL STATEMENT OF BRIDGES INVESTMENT FUND, INC. AS OF DECEMBER 31, 1997 INCLUDING THE STATEMENT OF CHANGES FOR THE YEAR ENDED DECEMBER 31, 1997 AND THE FINANCIAL HIGHLIGHTS FOR EACH OF THE YEARS IN THE FOUR YEAR PERIOD THEN ENDED WERE AUDITED BY OTHER AUDITORS WHOSE REPORT THEREON DATED JANUARY 16, 1998, EXPRESSED AN UNQUALIFIED OPINION ON THOSE STATEMENTS.

     WE CONDUCTED OUR AUDIT IN ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDIT TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS. OUR PROCEDURES INCLUDED CONFIRMATION OF SECURITIES OWNED AS OF DECEMBER 31, 1998, BY CORRESPONDENCE WITH THE CUSTODIAN AND BROKERS. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDIT PROVIDES A REASONABLE BASIS FOR OUR OPINION.

     IN OUR OPINION, THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION OF BRIDGES INVESTMENT FUND, INC. AS OF DECEMBER 31, 1998, THE RESULTS OF ITS OPERATIONS, THE CHANGES IN ITS NET ASSETS AND THE FINANCIAL HIGHLIGHTS FOR THE YEAR THEN ENDED, IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.



                                                           KPMG PEAT MARWICK LLP


OMAHA, NEBRASKA
  JANUARY 8, 1999

Bridges Investment Fund, Inc.        -27-             February 19, 1999
  Statement -- Part B


                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS

                               DECEMBER 31, 1998

                                                    Number                    Market
                                                   of Shares      Cost        Value
                Title of Security
      COMMON STOCKS - (83.4%)

Advertising - 1.5%
  Interpublic Group of Companies, Inc. (The)       2,000      $   106,953  $   159,500
  Outdoor Systems, Inc.*                          19,050          323,364      571,500
                                                              $   430,317  $   731,000

Aerospace/Defense _ 0.5%
  Gulfstream Aerospace Corp.*                      5,000      $   216,088  $   266,250

Aircraft - Manufacturing  - 0.8%
  The Boeing Company                              12,000      $   278,135  $   392,250

Amusements - Recreation _ Sporting Goods - 0.5%
  Nike, Inc.                                       6,000      $   192,422  $   243,375

Banking and Finance  - 5.3%
  Chase Manhattan Corporation (The)                2,000      $    86,650  $   142,000
  First National of Nebraska, Inc.                   230          346,835      775,100
  MBNA Corporation                                15,000          234,825      372,187
  SLM Holding Corporation                          3,500          130,100      168,000
  State Street Corporation                         8,000           66,525      561,000
  U.S. Bancorp (New)                               2,000           70,160       71,000
  Wells Fargo & Co. (New)                         12,000          164,810      479,250
                                                              $ 1,099,905  $ 2,568,537

Beverages - Soft Drinks  - 2.2%
  Coca-Cola Company (The)                          1,000      $    62,049  $    67,000
  PepsiCo, Inc.                                   24,000          307,470      981,000
                                                              $   369,519  $ 1,048,000

Chemicals  - 2.8%
  The Dow Chemical Company                         5,000      $   288,887  $   454,688
  Du Pont (E.I.) De Nemours & Company              8,000          273,935      424,500
  Monsanto Company                                10,000          116,190      475,000
                                                              $   679,012  $ 1,354,188

Consumer Services _ 0.4%
  Quintilies Transnational Corp.*                  4,000      $   170,687  $   213,500

Communications - Radio and Television _ 1.1%
  Clear Channel Communications, Inc.*             10,000      $   366,954  $   545,000


    *Nonincome-producing security


Bridges Investment Fund, Inc.          -28-            February 19, 1999
  Statement -- Part B


                         BRIDGES INVESTMENT FUND, INC.


                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1998

                                                    Number                    Market
                Title of Security                  of Shares      Cost        Value

       COMMON STOCKS   (Continued)

Computers - Hardware and Software  - 11.0%
  Cisco Systems, Inc.*                             9,000      $   290,726  $   835,313
  Compaq Computer Corporation                     10,000          359,227      420,000
  Dell Computer Corporation *                      1,500          109,594      109,781
  EMC Corporation*                                 8,000          358,855      680,000
  HNC Software, Inc.*                             13,000          414,471      525,688
  Hewlett-Packard Co.                              7,000           97,309      478,187
  Microsoft Corporation*                          10,000           93,361    1,386,875
  Transaction Systems Architects, Inc.*           18,000          600,521      900,000
                                                              $ 2,324,064  $ 5,335,844

Data Processing and Management _ 0.5%
  CSG Systems*                                     3,000      $   165,750  $   237,000

Diversified Operations _ 1.0%
  Berkshire Hathaway Inc., Class B *                 210      $   150,375  $   493,500

Drugs - Medicines _ Cosmetics  - 8.9%
  Abbott Laboratories                             15,000      $   169,395  $   735,000

  Amgen, Inc.*                                     3,000          248,687      313,687
  Bristol-Myers Squibb Co.                         4,000          141,675      535,250
  Elan Corporation PLC ADR*                       10,000          419,005      699,375
  Johnson & Johnson                               10,000          109,396      838,750
  Merck & Co., Inc.                                8,000          274,266    1,180,000
                                                              $ 1,362,424  $ 4,302,062

Electrical Equipment and Supplies  - 1.7%
  General Electric Co.                             8,000      $   147,473  $   816,000

Electronic Components _ Conductors _ 0.2%
  Altera Corporation*                              2,000      $    96,625  $   121,750

Electronics  - 3.6%
  Intel Corporation                               10,000      $   334,735  $ 1,185,625
  Solectron Corporation *                          6,000          230,974      557,625
                                                              $   565,709  $ 1,743,250
Finance _ Credit Cards _ 0.4%
  American Express Company                         2,000      $   165,255  $   205,000

Finance _ Diversified _ 0.3%
  Morgan Stanley, Dean Witter, Discover & Co.      2,000      $   106,015  $   142,000

Finance _ Investment Banks _ 0.4%
  Merrill Lynch & Co, Inc.                         3,000      $   168,586  $   200,250

    *Nonincome-producing security


Bridges Investment Fund, Inc.        -29-               February 19, 1999
  Statement -- Part B



                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1998

                                                    Number
                Title of Security                  of Shares      Cost        Valuet

       COMMON STOCKS   (Continued)

Finance - Real Estate  - 4.0%
  Freddie Mac                                     30,000      $   470,320  $ 1,933,125

Finance - Services  - 2.7%
  Capital One Financial Corporation               10,000      $   468,201  $ 1,150,000
  FINOVA                                           2,000           80,535      107,875
  Paychex, Inc.                                    1,000           43,438       51,438
                                                              $   592,174  $ 1,309,313

Food - Miscellaneous Products  - 2.2%
  Philip Morris Companies, Inc.                   20,000      $   338,693  $ 1,070,000

Insurance - Mortgage _ 0.3%
  MGIC Investment Corporation                      4,000      $   177,450  $   159,250

Insurance - Multiline  - 0.5%
  American International Group, Inc.               2,500      $   118,455  $   241,563

Insurance - Municipal Bond - 1.3%
  MBIA, Inc.                                      10,000      $   422,688  $   655,625

Linen Supply and Related Products - 0.6%
  Cintas Corporation                               4,000      $   166,578  $   281,750

Medical Sterilization Products _ 0.4%
  Steris Corporation *                             6,000      $   169,500  $   170,625

Metal Products _ Miscellaneous  - 0.4%
  Nucor Corporation                                4,500      $    68,056  $   194,625

Motion Pictures and Theatres  - 1.4%
   The Walt Disney Company                        22,000      $   236,300  $   660,000

Oil and Gas _ Drilling _ 0.2%
  R & B Falcon Corporation *                      15,000      $   193,345  $   113,437

Petroleum Producing  - 5.4%
  Amoco Corporation                               10,000      $   246,160  $   590,000
  Atlantic Richfield Company                       4,000          211,835      261,500
  Chevron Corporation                             10,000          340,535      829,375
  Exxon Corporation                                8,000          198,750      585,000
  Mobil Corporation                                4,000          127,075      348,500
                                                              $ 1,124,355  $ 2,614,375

    *Nonincome-producing security

Bridges Investment Fund, Inc.         -30-              February 19, 1999
  Statement -- Part B

                         BRIDGES INVESTMENT FUND, INC.


                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1998

                                                    Number                    Market
                Title of Security                  of Shares      Cost        Value

       COMMON STOCKS   (Continued)

Publishing - Newspapers  - 1.1%
  Gannett Co., Inc.                                8,000      $   179,310  $   516,000

Publishing - Electronic  - 0.7%
  Reuters Group PLC, ADR Sponsored                 5,199      $   166,303  $   329,487

Radio _ 0.2%
  Chancellor Media Corporation *                   2,000      $    62,688  $    95,750

Retail Stores - Apparel and Clothing  - 3.5%
  Gap, Inc.                                       30,000      $   258,323  $ 1,683,750

Retail Stores _ Building Materials and Home
                   Improvement _ 2.3%
  The Home Depot, Inc.                            18,000      $   455,080  $ 1,101,375

Retail Stores _ Department  - 1.9%
  Dayton Hudson Corporation                       17,000      $   164,690  $   922,250

Retail Stores - Variety  - 0.6%
  Albertson's Inc.                                 5,000      $    98,910  $   318,437

Schools _ 0.5%
  Sylvan Learning System *                         7,500      $   200,090  $   228,750

Software Applications _ 0.1%
  J. D. Edwards & Co. *                            1,000      $    40,250  $    28,375

Software _ Network _ 0.6%
  Network Associates, Inc. *                       4,500      $   188,076  $   298,125

Telecommunications  - 6.0%
  AirTouch Communications, Inc.*                   8,000      $   345,725  $   579,500
  Level 3 Communications *                         7,000          245,425      301,875
  MCI WorldCom, Inc. *                            13,000          466,187      932,750
  Sprint Corporation                               5,000           83,964      420,625
  Sprint PCS Corporation *                         2,500           10,082       57,812
  Vodafone Group PLC                               1,000          139,080      161,125
  West Teleservices Corporation*                  44,200          625,394      430,950
                                                              $ 1,915,857  $ 2,884,637

Telecommunications _ Equipment _ 1.5%
  Nokia Corporation                                6,000      $   492,858  $   722,625

Television _ Cable _ 0.4%
  Comcast Corporation                              3,000      $   141,375  $   176,063

    *Nonincome-producing security


Bridges Investment Fund, Inc.         -31-              February 19, 1999
  Statement -- Part B


                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1998

                                                    Number                    Market
                Title of Security                  of Shares      Cost        Value

       COMMON STOCKS   (Continued)

Transportation _ Airfreight _ 1.1%
  Eagle USA Airfreight, Inc. *                    22,000      $   416,042  $   539,000

Transportation _ Railroads  - 0.4%
  Union Pacific Corporation                        4,000      $   148,580  $   180,250

       TOTAL COMMON STOCKS (Cost - $18,061,661)               $18,061,661  $40,387,318

       PREFERRED STOCKS  (2.4%)

Banking and Finance _ 1.3%
  CFC Capital Trust 9.375% Preferred, Series B     5,000      $   125,000  $   129,375
  CFB Capital II 8.20% Cumulative Preferred        5,000          125,000      126,875
  Harris Preferred Capital Corp.,                 10,000          250,000      256,250
     7.375%, Series A
  Silicon Valley Bancshares Capital                5,000          125,000      115,000
     8.25% Preferred Series I
                                                              $   625,000  $   627,500

Telecommunications - 0.6%
  AirTouch Communications, Inc. 4.25% Series C     3,000      $   137,925  $   309,000
    Convertible Preferred

Utilities _ Electric _ 0.5%
  Tennessee Valley Authority 6.75%                10,000      $   250,000  $   263,125
    Variable Preferred Series D

     Total Preferred Stocks (Cost - $1,012,925)               $ 1,012,925  $ 1,199,625

       Total Stocks (Cost - $19,074,586)                      $19,074,586  $41,586,943


      DEBT SECURITIES (13.9%)

Energy - Alternate Sources - 0.5%
  CalEnergy Co., Inc., 7.63% Notes
    due October 15, 2007                          $200,000    $   200,000  $   214,025

Food - Miscellaneous Products - 0.2%
  Super Valu Stores, Inc., 8.875%
    Promissory Notes, due June 15, 1999           $100,000    $   100,689  $   101,444

Household Appliances and Utensils - 0.2%
  Maytag Corp., 9.75% Notes,
    due May 15, 2002                              $100,000    $   102,200  $   112,133

    *Nonincome-producing security


Bridges Investment Fund, Inc.         -32-              February 19, 1999
  Statement -- Part B


                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1998

                                                   Principal                  Market
                Title of Security                   Amount        Cost        Value

       DEBT SECURITIES   (Continued)

Office Equipment and Supplies - 0.2%
  Xerox Corporation, 9.750% Notes
    due March 15, 2000                            $100,000    $   100,025  $   105,000

Retail Stores _ Department - 0.6%
  Dillard Department Stores, Inc., 7.850%
    Debentures, due October 1, 2012               $150,000    $   151,348  $   163,897

  Sears Roebuck & Co., 9.375% Debentures
    due November 1, 2011                           100,000    $   106,399      129,898
                                                              $   257,747  $   293,795

Telecommunications _ 0.5%
  Level 3 Communications, Inc., 9.125% Senior     $250,000    $   241,937  $   248,265
    Notes due May 1, 2008


U.S. Government _ 6.6%
  U.S. Treasury, 9.125% Notes,
    due May 15, 1999                              $200,000    $   215,900  $   203,187

  U.S. Treasury, 8.750% Notes,
    due August 15, 2000                            200,000        211,900      212,813

  U.S. Treasury, 8.000% Notes,
    due May 15, 2001                               200,000        199,052      214,875

  U.S. Treasury, 7.500% Notes,
    due May 15, 2002                               200,000        214,098      217,250

  U.S. Treasury, 10.750% Bonds
    due February 15, 2003                          200,000        219,525      244,531

  U.S. Treasury, 7.250% Notes,
    due May 15, 2004                               300,000        303,245      337,641

  U.S. Treasury, 7.500% Notes,
    due February 15, 2005                          300,000        305,871      343,641

  U.S. Treasury, 9.375% Bonds,
    due February 15, 2006                          200,000        256,223      255,094

  U.S. Treasury, 7.625% Bonds,
    due February 15, 2007                          300,000        307,910      325,172

  U.S. Treasury, 8.750% Bonds,
    due November 15, 2008                          200,000        237,472      233,469



Bridges Investment Fund, Inc.        -33-              February 19, 1999
  Statement -- Part B



                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS

                               DECEMBER 31, 1998

                                                   Principal                  Market
                Title of Security                   Amount        Cost        Value

       DEBT SECURITIES   (Continued)

  U.S. Treasury, 9.125% Bonds,
    due May 15, 2009                               200,000    $   234,910  $   239,812

  U.S. Treasury, 7.500% Bonds,
    due November 15, 2016                          300,000        308,539      372,750
                                                              $ 3,014,645  $ 3,200,235

Commercial Paper - Short Term _ 5.1%
  American Express Credit Corporation
    Commercial Paper Note 6.00%
    due January 5, 1999                           $1,195,000  $ 1,195,000  $ 1,195,000

  Ford Motor Credit Corporation
    Commercial Paper Note 5.91%
    due January 4, 1999                            1,250,000  $ 1,250,000    1,250,000
                                                              $ 2,445,000  $ 2,445,000

     TOTAL DEBT SECURITIES (Cost - $6,462,243)                $ 6,462,243  $ 6,719,897



TOTAL INVESTMENTS IN SECURITIES
  (Cost - $25,536,829)                               (99.7%)  $25,536,829  $48,306,840
CASH AND RECEIVABLES
  LESS TOTAL LIABILITIES                              (0.3%)                   126,273
NET ASSETS, December 31, 1998                       (100.0%)               $48,433,113




                 The accompanying notes to financial statements
                     are an integral part of this schedule.

Bridges Investment Fund, Inc.          -34-               February 19, 1999
  Statement -- Part B



                         BRIDGES INVESTMENT FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998
ASSETS                                              Amount
  Investments, at market value
     Common and preferred stocks
        (cost $19,074,586)                          $41,586,943
     Debt securities (cost $6,462,243)                6,719,897
          Total Investments                         $48,306,840

  Cash                                                  156,446
  Receivables
     Dividends and interest                             109,263
     Subscriptions to capital stock                      93,864

TOTAL ASSETS                                        $48,666,413

LIABILITIES
   Dividend distributions payable                   $   148,442
   Redemption of Capital stock                            1,500
  Investment advisor, management and
    service fees payable                                 59,980
  Accrued operating expenses                             23,378
TOTAL LIABILITIES                                   $   233,300


NET ASSETS
  Capital stock, $1 par value _ Authorized
      3,000,000 shares,
      1,413,731 shares outstanding                  $ 1,413,731

  Paid-in surplus -                                  24,244,352
          Net capital paid in on shares             $25,658,083


  Net unrealized appreciation on investments         22,770,011
  Accumulated undistributed net
     investment income                                    5,019

TOTAL NET ASSETS                                    $48,433,113

NET ASSET VALUE PER SHARE                              $34.26

OFFERING PRICE PER SHARE                               $34.26

REDEMPTION PRICE PER SHARE                             $34.26




                   The accompanying notes to financial statements
                    are an integral part of this statement.

Bridges Investment Fund, Inc.       -35-                February 19, 1999
  Statement -- Part B



                         BRIDGES INVESTMENT FUND, INC.

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                                        Amount     Amount
INVESTMENT INCOME
   Interest                                             $417,891
   Dividends (Net of foreign withholding taxes
                of $1,291)                               476,508

        Total Investment Income                                    $   894,399

EXPENSES
   Management fees                                    $  209,938
   Custodian fees                                         29,444
   Insurance and Other Administrative Fees                23,358
   Bookkeeping services                                   17,156
   Printing and supplies                                  11,494
   Professional services                                  10,800
   Dividend disbursing and transfer
      agent fees                                          11,745
   Computer programming                                    6,000
   Taxes and licenses                                      1,065



        Total Expenses                                             $   321,000

           NET INVESTMENT INCOME                                   $   573,399


NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS

   Net realized gain on transactions in
        investment securities                        $2,816,870

   Net increase in unrealized
        appreciation of investments                   6,973,448

        NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS            $ 9,790,318


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $10,363,717






                   The accompanying notes to financial statements
                    are an integral part of this statement.


Bridges Investment Fund, Inc.          -36-               February 19, 1999
  Statement -- Part B



                         BRIDGES INVESTMENT FUND, INC.


                      STATEMENTS OF CHANGES IN NET ASSETS

                 FOR THE YEAR ENDED DECEMBER 31, 1998 AND 1997

                                                 1998           1997
INCREASE IN NET ASSETS
  Operations -
     Net investment income                   $    573,399    $  624,462
     Net realized gain on transactions in
       investment securities                    2,816,870       380,365
     Net increase in unrealized
       appreciation of investments              6,973,448     5,456,770
           Net increase in net assets
           resulting from operations         $ 10,363,717    $6,461,597

  Net equalization credits                          9,098         3,157

  Distributions to shareholders from -
     Net investment income                       (573,399)      (624,462)
     Net realized gain from investment
       transactions                            (2,810,407)      (383,918)
  Return of Capital                                (9,316)        (2,651)
  Net capital share transactions                4,805,885      1,944,324


           Total Increase in Net Assets      $ 11,785,578     $7,398,047


NET ASSETS:
  Beginning of year                          $ 36,647,535    $29,249,488


  End of year                                $ 48,433,113    $36,647,535





                   The accompanying notes to financial statements
                   are an integral part of these statements.


Bridges Investment Fund, Inc.        -37-                February 19, 1999
  Statement -- Part B


                         BRIDGES INVESTMENT FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998



(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A.  Investments -

               Security transactions are recorded on the trade date at purchase cost or sales proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

               Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at quoted market value. Quoted market value represents the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange. If no sales were reported on that day, quoted market value represents the closing bid price. The cost of investments reflected in the statement of assets and liabilities and the schedule of portfolio investments is the same as the basis used for Federal income tax purposes. The difference between cost and quoted market value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.

                                                  1998      1997    Net Change
          Net unrealized appreciation
           (depreciation):

          Aggregate gross unrealized
           appreciation on
           securities                   $23,102,283  $16,375,653

          Aggregate gross unrealized
           depreciation on
           securities                      (332,272)    (579,090)

                         Net             $22,770,011  $15,796,563 $6,973,448



          The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities. The gain computed on the basis of average cost would have been substantially the same as that reflected in the accompanying statement of operations.




Bridges Investment Fund, Inc.            -38-           February 19, 1999
  Statement -- Part B




     B. Federal Taxes -

               The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

     C. Distribution To Shareholders -

               The Fund accrues income dividends to shareholders on a quarterly basis as of the ex-dividend date. Distributions of net realized gains are made on an annual basis to shareholders as of the ex-dividend date.

     D. Equalization -

               The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

     E. Use of Estimates

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



(2)  INVESTMENT ADVISORY CONTRACT

          Under an Investment Advisory Contract, Bridges Investment Counsel, Inc. (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund. In return, the Fund has agreed to pay the Investment Adviser a fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Addviser.


Bridges Investment Fund, Inc.            -39-             February 19, 1999
  Statement -- Part B




          The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically
     identified in the Investment Advisory Contract.   There were no amounts
     reimbursed in the year ended December 31, 1998.


(3)  DIVIDEND DISBURSING AND TRANSFER AGENT

          Effective October 1, 1987, dividend disbursing and transfer agent services are provided by Bridges Investor Services, Inc. (Transfer Agent). The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services. Certain officers and directors of the Fund are also officers and directors of the Transfer Agent.


(4)       SECURITY TRANSACTIONS

          The cost of long-term investment purchases during the years ended December 31, was:




                                                         1998           1997
      United States government obligations            $    --        $    --
      Other Securities                                 9,631,883      6,360,243
                    Total Cost                        $9,631,883     $6,360,243


            Net proceeds from sales of long-term investments during the years ended December 31, were:



                                                         1998           1997
      United States government obligations            $  200,000     $  200,000
      Other Securities                                 9,280,532      2,388,453

                     Total Net Proceeds               $9,480,532     $2,588,453

                     Total Cost Basis of
                       Securities Sold                $6,663,662     $2,208,087


(5)  NET ASSET VALUE


           The net asset value per share represents the effective price for all subscriptions and redemptions.


Bridges Investment Fund, Inc.            -40-             February 19, 1999
  Statement -- Part B


(6)  CAPITAL STOCK

      Shares of capital stock issued and redeemed are as follows:




                                                         1998           1997
            Shares sold                                  108,559        95,567
            Shares issued to shareholders in
              reinvestment of net investment
              income and realized gain from
              security transactions                       87,751         32,365
                                                         196,310        127,932
            Shares redeemed                               45,397         55,945
              Net increase                               150,913         71,987


      Value of capital stock issued and redeemed is as follows:


                                                         1998            1997
          Shares sold                                 $3,444,495    $2,553,754
          Shares issued to shareholders in
            reinvestment of net investment
            income and realized gain from
            security transactions                       2,800,423       884,491
                                                       $6,244,918    $3,438,245
          Shares redeemed                               1,439,033     1,493,921
            Net increase                               $4,805,885    $1,944,324




(7)  DISTRIBUTION TO SHAREHOLDERS

          On December 1, 1998 a cash distribution was declared from net investment income accrued through December 31, 1998. This distribution was ultimately calculated as $.105 per share aggregating $148,442. The dividend will be paid on January 25, 1999, to shareholders of record on December 31, 1998.





Bridges Investment Fund, Inc.            -41-           February 19, 1999
  Statement -- Part B






FINANCIAL HIGHLIGHTS*

          Per share income and capital changes for a share outstanding for each of the last five years were:
                                           1998      1997      1996      1995      1994
Net Asset Value, Beginning of Period     $29.02    $24.56    $21.54    $17.10    $17.80

Income From Investment Operations
  Net Investment Income                  $  .44    $  .51    $  .55    $  .58    $  .59
  Net Gains or (Losses) on Securities
   (both realized and unrealized)          7.36      4.77      3.28      4.63      (.52)
     Total From Investment Operations    $ 7.80    $ 5.28    $ 3.83    $ 5.21    $  .07

Less Distributions
  Dividends from net investment income   $ (.44)   $ (.51)   $ (.55)   $ (.58)   $ (.59)
  Distributions from capital gains        (2.12)     (.31)     (.26)     (.19)     (.18)
    Total Distributions                  $(2.56)   $ (.82)   $ (.81)   $ (.77)   $ (.77)

Net Asset Value, End of Period           $34.26    $29.02    $24.56    $21.54    $17.10

Total Return                             27.48%     22.33%    18.06%    30.96%     0.30%

Ratios/Supplemental Data

  Net Assets, End of Period
   (in thousands)                        $48,433   $36,648   $29,249   $24,052   $18,096
  Ratio of Expenses to Average
   Net Assets**<F1>                          .77%      .81%      .87%      .89%      .90%
  Ratio of Net Investment Income to
   Average Net Assets **<F1>                1.37%     2.64%     3.23%     3.80%     4.25%
  Portfolio Turnover Rate                     24%        8%        8%        7%       10%




    * Per share income and capital change data is computed using the weighted average number of shares outstanding method.

<F1>**Average net asset data is computed using monthly net asset value figures.


                                     PART C
                               OTHER INFORMATION
__________________________________________________________________________

OTHER INFORMATION       Bridges Investment Fund, Inc.     CAPITAL STOCK
 February 19, 1999               8401 West Dodge Road
                               Omaha, Nebraska   68114
                                    402-397-4700
__________________________________________________________________________

                                       Contents                     Page No.

Item 23.  Exhibits. . . . . . . . . . . . . . . . . . . . . . . . . . 2-5

Item 24.  Persons Controlled by or Under Common Control with the Fund .5

Item 25.  Indemnification . . . . . . . . . . . . . . . . . . . . . .  5

Item 26.  Business and Other Connections of Investment Adviser . . . .6-7

Item 27.  Principal Underwriters . . . . . . . . . . . . . . . . . . . 7

Item 28.  Location of Accounts and Records . . . . . . . . . . . . . . 8

Item 29.  Management Services . . . . . . . . . . . . . . . . . . . . .8

Item 30.  Undertakings . . . . . . . . . . . . . . . . . . . . . . . . 8


SIGNATURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9-10



                                Special Notices

     . This Other Information is not a Prospectus.

     . This Other Information should be read in conjunction with Part A, the Prospectus of Bridges Investment Fund, Inc. dated February 19, 1999, and Part B, Statement of Additional Information.

     . Copies of the Part A and Part B filings of Bridges Investment Fund, Inc.
       may be obtained from the office of the Fund at the address shown above.

     . The date of this Other Information is February 19, 1999.


Bridges Investment Fund, Inc.             2             February 19, 1999
  Other Information -- Part C



Item 23. Exhibits


     (a) The Fund Articles of Incorporation, filed with the Form N-8B-1 and amendments thereto, in File No. 811-1209, are hereby incorporated by reference.

     (b)    (i)  The Fund By-Laws, filed with the Form N-8B-1 and amendments thereto, in File No. 811-1209, are hereby incorporated
                 reference.
            (ii) Amendment to Article III, Section 1 of Fund By-Laws increasing
                 the number of Fund Directors from 11 to 14 is   filed herewith
                 as Exhibit 23 (b)(ii).

     (c)    (i)  The Specimen Stock Certificate, filed with the Form S-5 in File
                 No. 2-21600, is hereby incorporated by reference.

            (ii) Stock Subscription and Order Form (Revision 04-28-98) filed as
                 Exhibit 24C to Form N-1A, Amendment No. 25, April 28, 1998, is hereby incorporated by reference.

     (d) The Investment Advisory Agreement and Amendatory Advisory Agreement filed with Amendment No. 2 to the Form N-8B-1 in File No. 811-1209 are hereby incorporated by reference.

     (e)         Underwriting contracts:  Not applicable.

     (f)         Bonus or profit sharing contracts:  Not applicable.

     (g)    (i)  The Custodian Agreement and Amendatory Custodian Agreement
                 filed with Amendment No. 1 to the Form N-8B-1 in File No. 811-1209 are hereby incorporated by reference.

            (ii) Custody agreement between Bridges Investment Fund, Inc. and the
                 First National Bank of Omaha dated April 23, 1997, effective on July 1, 1997, Exhibit 26 to Form N-1A, Amendment No. 25, filed April 28, 1998, is hereby incorporated by reference.


Bridges Investment Fund, Inc.              3              February 19, 1999
  Other Information -- Part C



Other Material Contracts

     (h) Copies of the model plans used by the Fund to establish retirement plans are hereby incorporated by reference as subparagraphs (i) through (ix) as follows:

            (i) Exhibit SE-1 filed with Post-Effective Amendment No. 1 to the Form S-5, File No. 2-21600, is hereby incorporated by reference, including Amendments thereto with Post-Effective Amendments No. 2, 3 and 13. These materials relate to the Self-Employed Retirement Keogh Plans.

            (ii) Amended and Restated Standard Retirement Plan, including
                 Application Forms, Participant Request For Distribution Forms, and Designation of Beneficiary Forms, and the Standard Custodial Agreement, Exhibit 24(i) to Form N-1A, Amendment No. 21, filed February 24, 1994, is hereby incorporated by reference.

            (iii) Amended and Restated Standard Retirement Plan, corrected to final text approval by the Internal Revenue Service on July 31, 1990, Exhibit 24(j) to Form N-1A Amendment No. 18, filed February 22, 1991, is hereby incorporated by reference.

            (iv) Amended and Restated Individual Retirement Account Custodial
                 Agreement corrected to final text approval the Internal Revenue Service on June 11, 1993, Exhibit 24(k), to Form N-1A, Amendment No. 21, filed February 24, 1994, is hereby incorporated by reference.

            (v) Amendment to Bridges Investment Fund, Inc. Standard Retirement Plan effective January 1, 1994, as adopted on March 29, 1994,
                 Exhibit 24(l) to Form N-1A, Amendment No. 22, filed February 23, 1995, is hereby incorporated by reference.

            (vi) Model Amendment for Qualified Military Service, Model Amendment
                 for SIMPLE 401(k) Provisions, and a new Profit Sharing Plan Application Form reflecting the SIMPLE 401(k) Provisions at
                 Part III all related to the Standard Retirement Plan _ No. 001,
                 Exhibit 14(m) to Form N-1A, Amendment No. 25, filed April 28, 1998, is hereby incorporated by reference.


Bridges Investment Fund, Inc.               4            February 19, 1999
  Other Information -- Part C




            (vii)   Bridges Investment Fund, Inc. SIMPLE Individual Retirement
                 Custodial Account Master Plan, including Application Form, Custodial Agreement, Disclosure Statement, Notice to Eligible Employees, Summary Description, Salary Reduction Agreement, Beneficiary Designation, and Request for Distribution Form,
                 Exhibit 14(n) to Form N-1A, Amendment No. 25, filed April 28, 1998, is hereby incorporated by reference.

            (viii)  Roth Individual Retirement Custodial Account (IRS Form 5305-
                 RA) with standardized text Attachment for Article IX, Exhibit 14(o) to Form N-1A, Amendment No. 25, filed April 28, 1998, is hereby incorporated by reference.

            (ix) Education Individual Retirement Custodial Account (IRS Form
                 5305-EA) with standardized text Attachment for Article XI,
                 Exhibit 14 (p) to Form N-1A, Amendment No. 25, filed April 28, 1998, is hereby incorporated by reference.

            (x) Agreement dated July 14, 1987, to appoint Bridges Investor Services, Inc. as Dividend Disbursing and Transfer Agent,
                 Exhibit 19 to Form N-1A, Amendment No. 15, filed February 25, 1988, is hereby incorporated by reference.

            (xi) Agreement dated October 13, 1987, to establish jointly insured status under ICI Mutual Insurance Company fidelity blanket bond between Bridges Investment Fund, Inc.; Bridges Investor Services, Inc.; Bridges Investment Counsel, Inc.; and Edson Bridges II Investment Counsel in California, a proprietorship,
                 Exhibit 21 to Form N-1A, Amendment No. 15, filed February 25, 1988, is hereby incorporated by reference.

     (i)    (i)  The opinion and consent of counsel dated July 12, 1963, as to the legality of securities issued, Exhibit F of the original Form S-5 in File No. 2-21600, are hereby incorporated by reference.

            (ii) The opinion and consent of legal counsel, February 25, 1988, as to the legality of securities issued, Exhibit 22, to Form N-1A, Amendment No. 16, filed February 24, 1989, is hereby incorporated by reference.


Bridges Investment Fund, Inc.                 5         February 19, 1999
  Other Information -- Part C



     (j)         Consent of KPMG Peat Marwick LLP is filed herewith as Exhibit
                 23 (j).

     (k)         Omitted Financial Statements:  Not applicable.

     (l)         Initial Capital Agreements:  Not applicable.

     (m)         Rule 12b-1 Plan:  Not applicable.

     (n) Financial Data Schedule meeting requirements of SEC Rule 483 is filed herewith as Exhibit 23 (n).

     (o)         Rule 18f-3 Plan:  Not applicable.


Item 24.  Persons Controlled by or under Common Control with Registrant

            Not applicable


Item 25.  Indemnification

          Under the Nebraska Business Corporation Act, as enacted in 1995, a Nebraska Corporation, such as the Fund, is required to indemnify a director and officer who was wholly successful in the defense of any proceeding to which such person was a party because of his or her position as a director or officer against reasonable expenses, including attorney's fees, incurred in connection with such proceeding. A Nebraska Corporation, such as the Fund, is permitted, but not required, to indemnify a director or officer against liability if such person conducted himself or herself in good faith, and the director or officer reasonably believed that his or her conduct was in the best interests of the corporation. The Fund has never been requested to provide indemnification by a director or officer, nor has the Fund taken any action or made any offer to indemnify a director or officer of the Fund.


Bridges Investment Fund, Inc.              6               February 19, 1999
  Other Information -- Part C



Item 26.  Business and Other Connections of Investment Adviser

          Edson L. Bridges II is the President and a Director of Bridges Investment Counsel, Inc., as well as being Chairman and Chief Executive Officer and a Director of Bridges Investment Fund, Inc. Mr. Bridges II is President and a Director of Bridges Investor Services, Inc. Mr. Bridges II has a principal profession in investment counselling. During the last two fiscal years for the Fund, Mr. Bridges II acted for his own account in the capacity of director, officer, employee, partner or trustee in the following businesses or activities:

Name and Principal                          Position with
Business Address                            Business or Activity

Edson L. Bridges II                         Proprietor
Bridges Investment Advisers
8401 West Dodge Road
Omaha, Nebraska  68114

N. P. Dodge Company                         Director
Real Estate Brokers and Management
8701 West Dodge Road
Omaha, Nebraska  68114

JAT Investments Limited                     Director
25720 West Dodge Road
Waterloo, Nebraska 68069

Provident Trust Company                     President and
256 Durham Plaza                            Director
8401 West Dodge Road
Omaha, Nebraska  68114

Store Kraft Manufacturing Company           Director
Beatrice, Nebraska 68310

West Omaha Land & Cattle Company            A Partner
8401 West Dodge Road
Omaha, Nebraska  68114

          The question in this item uses the terms substantial nature in requiring a response. None of the foregoing relationships are substantial in terms of time commitment or compensation received as they may require only several hours per month or per calendar quarter of Mr. Bridges' time. One exception to this statement would be Edson
          L. Bridges II, Bridges Investment Advisers, a proprietorship which is part of Mr. Bridges' principal profession. The other exception is Provident Trust Company, discussed in more detail below.



Bridges Investment Fund, Inc.            7             February 19, 1999
  Other Information -- Part C



          Mr. Bridges II acts as a Trustee or Co-Trustee, primarily for revocable and testamentary trusts which have investment advisory client relationships with either Bridges Investment Counsel, Inc. or Bridges Investment Advisers.

          Mr. Edson L. Bridges III is Executive Vice President-Investments of Bridges Investment Counsel, Inc. and a Director of that Company. Mr. Bridges III is President and Director of Bridges Investment Fund, Inc. and Vice President and Director of Bridges Investor Services, Inc.
          Mr. Bridges III has a principal profession of investment counselling. During the last two fiscal years for the Fund, Mr. Bridges III acted for his own account in the capacity of director, officer, employee, partner, or trustee in the following businesses or activities:

Name and Principal                     Position with
Business Address                       Business or Activity

Provident Trust Company                Vice President
256 Durham Plaza                       and Director
8401 West Dodge Road
Omaha, Nebraska  68114

Stratus Fund, Inc.                     Director
500 Centre Terrace
1225 "L" Street
Lincoln, Nebraska  68508




          Provident Trust Company was granted a charter by the State of Nebraska Department of Banking on March 11, 1992. Trust business activities commenced on March 14, 1992. Provident has a Management Agreement with Bridges Investment Counsel, Inc. that was entered into on March 26, 1991. Mr. Bridges II and Mr. Bridges III were active during 1998 with assistance to Provident Trust Company for the conduct of its operations and services. On December 31, 1998, Provident Trust Company was responsible to 495 customer accounts with assets valued at $488,258,000.

Item 27.  Principal Underwriters

          Not applicable



Bridges Investment Fund, Inc.                 8           February 19, 1999
  Other Information -- Part C



Item 28.  Location of Accounts and Records

          The principal records for the Fund to maintain under Rule 31a-3 of The Investment Company Act of 1940 are maintained by the Fund and its investment adviser at the offices of the Fund, Suite 256, Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. The persons in charge of the corporate records are Mrs. Mary Ann Mason, Secretary, and Mrs. Nancy K. Dodge, Treasurer. Documents of original entry regarding the safekeeping of securities, disbursing of dividends and transfer agency work are maintained by Bridges Investor Services, Inc.

Item 29.  Management Services

          Not applicable

Item 30.  Undertakings

          Not applicable


Bridges Investment Fund, Inc.               9              February 19, 1999
  Other Information -- Part C




                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485a under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, and State of Nebraska, on the 19th day of February, 1999.

                                                BRIDGES INVESTMENT FUND, INC.

                                                /s/ Edson L. Bridges II
                                                Edson L. Bridges II, Chairman

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Edson L. Bridges II               Chairman          February 19, 1999
Edson L. Bridges II                                                     Date

/s/ Nancy K. Dodge                    Treasurer         February 19, 1999
Nancy K. Dodge                                                          Date

________________________               Director         ___________________
Frederick N. Backer                                                     Date

/s/ Edson L. Bridges II_               Director         February 19, 1999
Edson L. Bridges II                                                     Date

/s/ Edson L. Bridges III              President         February 19, 1999
Edson L. Bridges III                   Director                         Date

/s/ N. P. Dodge, Jr.                   Director         February 19, 1999
N. P. Dodge, Jr.                                                        Date

/s/ John W. Estabrook                  Director         February 19, 1999
John W. Estabrook                                                       Date

_______________________                Director         ___________________
Jon D. Hoffmaster                                                       Date


/s/ John J. Koraleski                  Director         February 19,1999
John J. Koraleski                                                       Date



Bridges Investment Fund, Inc.            10             February 19, 1999
  Other Information -- Part C



_______________________                Director         ___________________
Roger A. Kupka                                                          Date

/s/ Gary L. Petersen                   Director         February 19, 1999
Gary L. Petersen                                                 Date

_______________________                Director         ___________________
John T. Reed                                                            Date

/s/ Roy A. Smith                       Director         February 19, 1999
Roy A. Smith                                                            Date

_______________________                Director         ____________________
Janice D. Stoney                                                 Date

/s/ L.B. Thomas                        Director         February 19, 1999
L.B. Thomas                                                             Date

/s/ John K. Wilson                     Director         February 19, 1999
John K. Wilson                                                   Date